SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   Form 8-K

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 14, 1999

             Paine Webber Income Properties Five Limited Partnership
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-12087                  04-2780287
--------------------------------------------------------------------------------
(State or other jurisdiction)        (Commission                (IRS Employer
     of incorporation                File Number)            Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

             PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

Bell Plaza Shopping Center, Amarillo, Texas

Disposition Date - June 14, 1999

      On June 14, 1999, Amarillo Bell Associates, a joint venture in which the Partnership had an interest, sold the Bell Plaza Shopping Center to an unrelated third party for a net price of $6,600,000. The Partnership received proceeds of $2,140,000 after the assumption of the outstanding first mortgage loan of $3,113,000, closing costs and proration adjustments of $171,000, and the co-venture partner's share of the proceeds of $1,176,000. In addition, the Partnership received $117,000 upon the liquidation of the joint venture, which represented its share of the net cash flow from operations through the date of the sale. The net proceeds received by the Partnership from the sale of Bell Plaza will be distributed to the Limited Partners as part of a Special Distribution of $3,143,520, or $90 per original $1,000 investment, to be paid on June 28, 1999 to unitholders of record as of the June 14, 1999 sale date. Of the $90 total, $61.27 represents net proceeds from the sale of the Bell Plaza Shopping Center, $6.84 represents cash flow from Bell Plaza's fiscal year 1999 operations through the date of sale and $21.89 represents Partnership reserves which exceed future requirements.

      As previously reported, the Partnership and its Bell Plaza Shopping Center co-venture partner held preliminary discussions concerning potential sale opportunities for this Center during fiscal 1998. After extensive discussions, it was agreed that marketing efforts would begin last quarter and would focus on regional buyers of specialty retail centers like Bell Plaza. As a result of these efforts, six offers were received. After evaluating the offers and the relative strength of the prospective purchasers, the Partnership and its co-venture partner selected an offer. A purchase and sale agreement was subsequently negotiated with this prospective third-party buyer and the sale closed on June 14, 1999.

      As discussed further in the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, the Partnership has been focusing on potential disposition strategies for the two remaining investments in its portfolio, Bell Plaza Shopping Center and Seven Trails West Apartments. With the Bell Plaza property sold, management is actively pursuing a sale of the Seven Trails West Apartments property. As a result, although no assurances can be given, it is currently contemplated that a sale of Seven Trails property and a liquidation of the Partnership will be completed before the end of calendar year 1999.

ITEM 7 - Financial Statements and Exhibits

(a)   Financial Statements:  None

   (b) Exhibits:

     (1) Closing Statement by and between Amarillo Bell Associates and WRI/Bell Plaza, Inc. dated June 14, 1999.

     (2) Purchase and Sale Agreement by and between Amarillo Bell Associates and Weingarten Realty Investors dated April 9, 1999.

     (3) Reinstatement and First Amendment to Purchase and Sale Agreement between Amarillo Bell Associates and Weingarten Realty Investors, dated May 24, 1999.

     (4) Second Amendment to Purchase and Sale Agreement between Amarillo Bell Associates and Weingarten Realty Investors, dated June 3, 1999.

     (5) Third Amendment to Purchase and Sale Agreement between Amarillo Bell Associates and Weingarten Realty Investors, dated June 9, 1999.

     (6) Fourth Amendment to Purchase and Sale Agreement between Amarillo Bell Associates and Weingarten Realty Investors, dated June 10, 1999.

     (7) Fifth Amendment to Purchase and Sale Agreement between Amarillo Bell Associates and Weingarten Realty Investors, dated June 11, 1999.

     (8) Special Warranty Deed by and between Amarillo Bell Associates and WRI/Bell Plaza, Inc. dated June 14, 1999.

     (9) Bill of Sale by Amarillo Bell Associates in favor of WRI/Bell Plaza, Inc., dated June 14, 1999.

     (10) Assignment and Assumption of Leases and Security Deposits between Amarillo Bell Associates and WRI/Bell Plaza, Inc., dated June 14, 1999.

     (11) Assignment   and  Assumption  of  Contracts   between   Amarillo  Bell
          Associates in favor of WRI/Bell Plaza, Inc., dated June 14, 1999.

     (12) Indemnification Agreement by WRI/Bell Plaza, Inc. and Weingarten Realty Trust for the benefit of Amarillo Bell Associates, PaineWebber Income Properties Five Limited Partnership and Amarillo G.C. Associates, Ltd. dated June 14, 1999.

     (13) Loan Assumption Agreement by and between Amarillo Bell Associates; WRI/Bell Plaza, Inc.; and State Street Bank as trustee for JP Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1996-C2.

                                    FORM 8-K

                                 CURRENT REPORT

             PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP
                                        (Registrant)


                              By:   FIFTH INCOME PROPERTIES, INC.
                                    -----------------------------
                                    (General Partner)



                              By: /s/ Walter V. Arnold
                                  --------------------
                                  Walter V. Arnold
                                  Senior Vice President and
                                  Chief Financial Officer







Date:  June 28, 1999

                                CLOSING STATEMENT

NAME OF BORROWER:                   WRI/BELL PLAZA, INC.

NAME OF SELLER:                     AMARILLO BELL ASSOCIATES

PROPERTY LOCATION:                  BELL PLAZA
                                    AMARILLO, TEXAS

SETTLEMENT AGENT:                   STEWART TITLE COMPANY

SETTLEMENT DATE:                    6/14/99


SUMMARY OF SELLER'S TRANSACTION
-------------------------------------------------------------------------------

GROSS AMOUNT DUE TO SELLER:

Contract Sales Price                                          $6,600,000.00
Escrow Account                                                   $59,717.23
Reserve Account                                                 $191,437.82

Gross Amount Due to Seller                                    $6,851,155.05
--------------------------                                    -------------

REDUCTIONS IN AMOUNT DUE TO SELLER:

Settlement Charges to Seller                                    $147,414.65
Existing Loan taken subject to                                $3,112,584.57
Security Deposit                                                 $29,052.95
Roof Repairs                                                     $46,547.50
Drainage Repairs                                                 $91,000.00
Countrywide Funding                                                   15.00

Adjustments for items unpaid by seller:
Interest                                                          $9,132.31
Taxes                                                            $54,716.10
Rent                                                             $44,242.45
Total Reduction in Amount                                     $3,534,705.53
--------------------------                                    -------------

CASH AT SETTLEMENT TO/FROM SELLER:

Gross amount due to seller                                    $6,851,155.05

Less total reductions in amount due seller                    $3,534,705.53

CASH TO SELLER:                                               $3,316,449.52

                           PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                       AMARILLO BELL ASSOCIATES ("SELLER")
                                       AND
                      WEINGARTEN REALTY INVESTORS ("BUYER")

                                TABLE OF CONTENTS

                                                                     Page

ARTICLE 1   DEFINITIONS                                                1
            -----------

ARTICLE 2   PURCHASE AND SALE                                          2
            -----------------

ARTICLE 3   PURCHASE PRICE; DEPOSIT; ADJUSTMENTS                       2
            ------------------------------------

ARTICLE 4   PRECLOSING OPERATION                                       5
            --------------------

ARTICLE 5   ACCESS, INSPECTION, DILIGENCE                              6
            -----------------------------

ARTICLE 6   TITLE, SURVEY, CONDITIONS AND REPRESENTATIONS             11
            ---------------------------------------------

ARTICLE 7   CLOSING                                                   15
            -------

ARTICLE 8   CASUALTY AND CONDEMNATION                                 16
            -------------------------

ARTICLE 9   BROKERAGE COMMISSIONS                                     17
            ---------------------

ARTICLE 10  DEFAULT, TERMINATION AND REMEDIES                         18
            ---------------------------------

ARTICLE 11  MISCELLANEOUS                                             19
            -------------

ARTICLE 12  IRS FORM 1099-S DESIGNATION                               22
            ---------------------------


SCHEDULE A        Legal Description of the Real Property
SCHEDULE B        Description of Personal Property and Intangible Property
SCHEDULE C        Rent Roll
SCHEDULE D        1099 Designation Agreement
SCHEDULE E        Form of Tenant Estoppel Certificate
SCHEDULE F        Prior Note
SCHEDULE G        Prior Deed of Trust
SCHEDULE H        List of Prior Loan Documents
SCHEDULE I        List of Escrow Provisions

                           Purchase and Sale Agreement


      This Purchase and Sale Agreement (this "Agreement") is entered into as of the 9th day of April, 1999 by and between Seller and Buyer, upon the following terms and conditions:


                                   ARTICLE 1
                                  DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:

 BUYER:                 Weingarten  Realty   Investors,   a  Texas  real  estate
 ------                 investment trust, or its assignee or transferee pursuant
                        to Section 11.1, below.

 SELLER:                Amarillo Bell Associates, a Texas general partnership.
 -------

 PROPERTY:              The  Real   Property,   Personal   Property  and  Leases
 --------               constituting Bell Plaza, Amarillo, Texas.

 REAL PROPERTY:         The land,  as described  on Schedule A attached  hereto,
 -------------          and the buildings, structures, improvements and fixtures
                        (collectively, the "Improvements") now located thereon and the rights appurtenant thereto, including, to the extent owned or held by Seller, mineral rights, utility and waste-water capacity rights, rights under reciprocal easements and restrictive covenants, rights under any recorded or unrecorded instruments benefiting the Real
                        Property, strips, gores, and adjoining tracts owned by Seller and reversionary rights.

 PERSONAL PROPERTY:     The personal and intangible property,  if any, described
 -----------------      in Schedule B attached hereto.

 LEASES:                The interest of the lessor or landlord  under all leases
 ------                 or use and occupancy  agreements  covering  space on the
                        Real Property or in the Improvements.

 PURCHASE PRICE:        $6,600,000.00
 --------------

 TITLE COMPANY:         Stewart Title Company, Houston Division
 -------------


                                   ARTICLE 2
                               PURCHASE AND SALE

      2.1 In consideration of the undertakings and mutual covenants of the parties set forth in this Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller hereby agrees to sell and convey the Property to Buyer and Buyer hereby agrees to buy and pay the Purchase Price for the Property on the terms and conditions contained herein.

                                   ARTICLE 3
                     PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 The Purchase Price shall be as specified in Article 1 above and shall be paid by (i) Buyer's assumption and Prior Lender's (as hereinafter defined) release of all of Seller's obligations under the Prior Loan Documents (as hereinafter defined) and (ii) an amount equal to the difference between the Purchase Price and the outstanding principal balance of the Prior Note (as hereinafter defined) plus all accrued, unpaid interest thereon, if any, as of the Closing Date (the "Cash Payment"), which Cash Payment shall be payable on the Closing Date by wire transfer of immediately available federal funds, subject to adjustment to reflect application of the Escrowed Amount and such other adjustments herein contained.

      For purposes of this Agreement, the term "Prior Note" shall mean that certain promissory note dated June 15, 1995, executed by Amarillo Bell Associates payable to the order of Amresco Capital Corporation (together with its successors and assigns, the "Prior Lender" in the original principal sum of $3,300,000.00 . The Prior Note was subsequently assigned to Morgan Guaranty Trust Company of New York and then to State Street Bank and Trust Company, as Trustee. The Prior Note is secured by a Mortgage, Deed of Trust and Security Agreement dated June 15, 1995, executed by Amarillo Bell Associates to Mark L. Morganfield, as trustee, for the benefit of Prior Lender which is filed for record under Volume 1036, Page 382 in the Deed of Trust Records of Randall County, Texas (the "Prior Deed of Trust"). A copy of the Prior Note is attached hereto as Schedule F. A copy of the Prior Deed of Trust is attached hereto as Schedule G. The term "Prior Loan Documents" shall mean the Prior Note, Prior Deed of Trust, and such other documents and agreements listed on Schedule H attached hereto and made a part hereof.

      3.2 Buyer shall within two (2) business days after Seller has delivered to Buyer a fully executed copy of this Agreement, deposit with the Title Company the sum of One Hundred Thousand Dollars ($100,000.00) (the "Escrowed Amount") to secure Buyer's obligations under this Agreement. The Escrowed Amount shall be held by the Title Company pursuant to the terms of this Agreement and pursuant to the terms of the Escrow Provisions contained in Schedule I attached hereto and made a part hereof. Additionally, concurrently with the execution of this Agreement, Buyer shall deliver to Seller the sum of One Hundred Dollars ($100.00) (the "Inspection Fee") as consideration for Buyer's information review and property inspection rights set forth herein. The Inspection Fee shall remain the property of Seller in all instances.

      3.3 All prepaid or escrowed amounts or interest under the Prior Loan Documents which are assigned to Buyer at Closing shall be prorated and adjusted as of the Closing Date.

      3.4 All real estate taxes, assessments, special taxes, special assessments and any other tax or assessment attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Closing Date, with a further adjustment to be made after the Closing Date as soon as the tax figures are finalized. Any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property
(i) for all tax periods occurring prior to the applicable tax period in which the Closing occurs shall be retained by and paid exclusively to Seller and (ii) for the applicable tax period in which the Closing occurs shall be prorated as of the Closing Date after reimbursement to Seller and Buyer, as applicable, for all fees, costs and expenses (including reasonable attorneys' and consultants'
fees) incurred by Seller or Buyer, as applicable, in connection with such proceedings such that Seller shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Closing Date and Buyer shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent should shall not be unreasonably withheld, conditioned or delayed. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other. In no event shall any such proceeding be commenced by Seller following the Closing Date without Buyer's prior written consent; provided, however, that Seller shall be entitled to continue any existing proceeding.

      3.5 Prepaid or past due amounts under any Contracts (as defined in Section 5.2, below) which are assigned to Buyer at Closing, if Buyer elects to take assignment thereof, shall be prorated and adjusted as of the Closing Date.

      3.6 Seller shall cause all meters for electricity, gas, water, sewer or other utility usage at the Property to be read on the Closing Date, and Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor. Seller shall provide notice to Buyer within five (5) days before the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date. If the meters cannot be read as of the Closing Date and, therefore, the most recent bill is used to prorate and adjust as of the Closing Date, then to the extent that the amount of such prior bill proves to be more or less than the actual charges for the period in question, a further adjustment shall be made after the Closing Date as soon as the actual charges for such utilities are available.

      3.7 Collected rents for the then current period; security deposits which have not been previously applied by Seller, subject to Section 4.2, below; prepaid rentals; collected or prepaid common area maintenance charges; collected or prepaid promotional charges; collected or prepaid service charges; collected or prepaid tax charges, and all other collected or prepaid incidental expenses and charges paid by tenants shall be apportioned and full value shall be adjusted as of the Closing Date, and the net amount thereof, if in favor of Seller, shall be added to the Purchase Price, or if in favor of Buyer, shall be deducted from the Purchase Price. From and after Closing all security deposits credited to Buyer shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of security deposits (for which Buyer was credited at Closing) to tenants in accordance with the Leases (as hereinafter defined) and applicable law. Seller shall be entitled to retain or receive a credit for any utility deposits and any deposits for third parties under any of the Contracts (as hereinafter defined). In addition, Seller shall be entitled to a credit for the full amount of all escrow held by Prior Lender.

            3.7.1 All rentals and other tenant charges payable in arrears and uncollected and all other uncollected rents (including, but not limited to, percentage rents, common area maintenance charges and real estate tax charge annual adjustments thereto) for the rental period during which the Closing occurs and prior rental periods, less the reasonable expenses of collection thereof, shall be apportioned (if and when collected by either party); provided, however, that Buyer shall proceed in a commercially reasonable manner consistent with Buyer's customary practice for tenants owing past due or uncollected rent as of the Closing Date to Seller to collect such past due or uncollected rents from existing tenants listed on the Rent Roll (as hereinafter defined) including but not limited to delivery of delinquency notices and visits to such tenants from Buyer's property manager; provided that Buyer shall not be obligated to (i) commence suit against any tenant; (ii) terminate any tenancy; or (iii) evict or lockout any tenant and Buyer shall first apply rents subsequently received to rent due and owing for rental periods accruing after the Closing Date. Buyer shall not settle or release (i) tenants from any obligations for such uncollected rents or (ii) rights under any claims listed in Section 3.7.2 below, in each case, without Seller's prior written approval. Buyer shall provide Seller with written evidence of its collection efforts, such evidence shall include, but not be limited to providing copies of letters and invoices to tenants, copies of reports regarding follow-up efforts and cash receipts and aged delinquency reports. Buyer shall provide such written evidence of its collection efforts within fifteen (15) days of demand therefor provided that Seller may request such evidence no more than on a quarterly basis. Seller shall have no collection rights against any of the tenants after the Closing under the Leases assigned to Buyer.

            3.7.2 Seller shall retain all rights to all refunds, receivables, past due rent and claims, including, but not limited to, termination fees or damages from all former tenants or occupants of the Property which are not listed on the Rent Roll, causes of action and rights of reimbursement from third parties, bonds, accounts receivable and any other claims for payments Seller may have to the extent arising or relating to the period prior to the Closing.

            3.7.3 In the event, on the Closing Date, the precise figures necessary for any of the foregoing adjustments are not capable of determination, then, at Buyer's option, those adjustments shall be made either (i) on the basis of good faith estimates of Seller and Buyer using currently available information, and final adjustments shall be made promptly after precise figures are determined or available or (ii) when all information for all final adjustments are determined or available.

      3.8 At the Closing, Seller shall pay for (a) recording charges for documents to clear title, evidence Seller's authority or enable Seller to convey; (b) Seller's attorneys' fees; (c) Buyer's Agent's Commission (as defined in Article 9, below); (d) any transfer fees, processing fees, application fees, and similar charges assessed by the Prior Lender and including Prior Lender's reasonable attorney's fees, in connection with Buyer's assumption of Seller's obligations under the Prior Loan Documents; and (e) the cost of the standard owner's title insurance policy referred to in Article 6, below. In addition, Seller will credit (a) the amount of $91,000.00 to Buyer on the Closing Statement for drainage repairs associated with the Property and (b) an amount to be reasonably determined by Seller and Buyer for roof repairs over World Gym.

      3.9 At the Closing, Buyer shall pay for (a) state and county transfer tax (or any tax substituted therefor) imposed in connection with the consummation of the transaction contemplated hereby (the "Transfer Tax"); (b) any local tax or mortgage tax other than the Transfer Tax; (c) charges to record the deed, and evidence of Buyer's existence or authority; (d) Buyer's attorney's fees and all costs related to Buyer's due diligence; (e) costs as to additional title insurance coverages or endorsements (including but not limited to survey endorsement(s); and (f) any costs incurred in obtaining the New Survey.

      3.10 For purposes of this Article 3, all prorations and adjustments shall be calculated as of 12:01 a.m. Central Daylight Time on the Closing Date, subject to Section 7.3, below.

      3.11  The provisions of this Article 3 shall survive the Closing.


                                   ARTICLE 4
                             PRECLOSING OPERATION

      4.1 A rent roll prepared by Seller's property manager (the "Rent Roll") containing a list of all current occupants of the Property is attached hereto as Schedule C. The leases listed on the Rent Roll, together with leases entered into pursuant to this Article 4 are collectively referred to herein as the "Leases."

      4.2 Seller shall not, after the date hereof; (i) enter into any new Leases or amend or terminate any existing Leases, (ii) enter into or modify any service contracts, operating agreements, or reciprocal easement agreements, (iii) alter the zoning classification of the Property (iv) alter any Improvements or (v) apply any security deposits to amounts past due owed by tenants to Seller, without the written consent of Buyer in any such instance, which consent shall not be unreasonably withheld or delayed. If Buyer does not notify Seller in writing of its denial of consent within five (5) days after written request therefor from Seller, Buyer shall be deemed to have consented to such requested action. In the event Buyer denies its consent, Buyer shall specify its reasons for denial in its written notice thereof. In the event Seller's requested action with respect to a Lease is consented to or deemed consented to by Buyer and if, and only if, the transaction as contemplated by this Agreement is closed, except as otherwise provided in Section 4.6 below, Buyer shall pay (or reimburse Seller, as the case may be) for tenant improvements and leasing commissions as disclosed on Seller's request for consent.

      4.3 At all times prior to Closing, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted and (b) to insure the Property substantially as currently insured.

      4.4 Buyer shall, by written notice to Seller, on or before the Diligence Date, identify any Contracts (as hereinafter defined) which it elects to have assigned to it and therefore will assume. Buyer shall be deemed to have elected not to assume any Contracts which are not identified as to be assigned and assumed. Seller shall terminate any Contracts at Closing which are not identified by Buyer as specified in this section as to be assigned and assumed at Closing, provided that such Contracts may be terminated without cost or liability to Seller.

      4.5 Seller shall use commercially reasonable efforts to obtain tenant estoppel certificates, from all tenants currently occupying their space under the Lease in the form required under such Leases, or if no form is so required, in the form attached hereto as Schedule E. Seller shall not be obligated to expend more than nominal funds or commence litigation in pursuit of such estoppel certificates and receipt of such estoppel certificates shall not be a condition precedent to Closing, except as set forth in Section 6.5, below.

      4.6 Seller shall use commercially reasonable efforts to complete, at its cost, all tenant improvements required in the former Cox Video space as well as required in the lease renewals with Tan Inn and Tae Kwan Do (collectively, the "Tenant Improvement Work"). Seller's failure to complete the Tenant Improvement Work shall not be an event of default hereunder but, in the event such Tenant Improvement Work is not completed on or before the Closing Date, Buyer shall receive a credit for the cost to complete the Tenant Improvement Work as reasonably determined by the parties, provided that Buyer assumes, and Seller is released from, the obligations to complete the Tenant Improvement Work.

                                   ARTICLE 5
                         ACCESS, INSPECTION, DILIGENCE

      5.1 Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property and the Improvements during normal business hours after two (2) days advance written notice to Seller (in each case subject to the rights of tenants under the Leases) to make such investigations, studies, and tests as Buyer deems necessary or advisable; provided, however, that Buyer shall not be permitted to conduct physical testing or conduct interviews with tenants without Seller's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Seller shall use its commercially reasonable efforts to make its personnel available for such inspections or interviews upon two (2) days prior written notice. Seller's prior written approval for physical inspections may be conditioned on receipt of a detailed description of the proposed physical inspection, a list of the contractors who will be performing the physical inspection and evidence of insurance reasonably satisfactory to Seller, and such other information as Seller reasonably requires in connection with such proposed inspection. Buyer may not interview tenants unless a duly authorized representative of Seller accompanies Buyer. Seller agrees that for purposes of the tenant interviews, Seller's duly authorized representative shall be Gary Bullock. Seller also agrees to make available to Buyer during normal business hours upon advance written notice to Seller all books, records, plans, building specifications, contracts, agreements or other instruments or documents contained in Seller's files relating to the construction, operation and maintenance of the Property and the files of the current manager of the Property that relate to the Property.

      5.2 Seller shall provide Buyer, promptly after Seller's execution of this Agreement, with copies of all (i) Leases and (ii) all maintenance, service, supply, equipment rental, management and leasing contracts affecting the Property (collectively, the "Contracts") which it has in its files and shall instruct its property manager to make such Leases and Contracts available to Buyer for inspection. To the extent Seller has any of the following in its possession or control, Seller agrees to make the same available for inspection by Buyer or its agents:

            (a) Copies of property tax bills and assessment notices for the preceding year and the current year.

            (b) Copies of insurance policies and premiums.

            (c) Copies of as-built plans and specifications, soil reports, plot plans and site plans.

            (d) Copies of guarantees associated with any Lease.

            (e) Explanation of how tenants are billed for utility costs including water and trash removal.

            (f) Operating statements of the Property for the last three (3) full years and the current year to date.

            (g) Copies of Certificate(s) of Occupancy.

            (h) Engineering and physical inspection reports on the Property.

            (i) Financial statements and credit conditions of all tenants.

            (j) Sales history on all tenants for preceding three years.

            (k) Copies of all existing mortgage information, including, but not limited to, true and correct copies of all Prior Loan Documents.

            (l) Listing of all capital expenditures of $10,000 or more for the last three (3) years.

            (m) Copies of all environmental reports, correspondence or information pertaining to the Property as well as any adjoining property or properties in the area(s) that have or are suspected of having environmental problems.

            (n) Listing of tenants' security deposits.

            (o) List of all tenant bad-debt write-offs for the last full year and the current year-to-day.

            (p) Information regarding any pending litigation.

            (q) Copies of any prior or pending tax appeals.

            (r) List of accounts receivable as of April 30, 1999.

            (s) Historical tenant billing statements.

            (t) List of premises address for each tenant.

      Buyer acknowledges that as of April 15, 1999, Buyer has received and accepted Items (a) through (t), above.

      Leases, Contracts and the documents described in this Section 5.2 shall be referred to collectively as the "Information Materials." Buyer shall notify Seller within three (3) days of receipt of the Information Materials whether any Information Materials are missing. Seller makes no representation or warranty whatsoever regarding the existence or availability of the foregoing and Seller shall not be obligated to create or obtain any of the foregoing which are not in existence and available to Seller. To the extent that any of these items do not exist or are not in Seller's possession or at its reasonable disposal, Seller will send a side letter to Buyer so stating. Buyer acknowledges and agrees that any and all information, documents, surveys, studies and reports provided to Buyer are provided for informational purposes only and do not constitute representations or warranties of Seller of any kind, except as otherwise provided in this Agreement.

      5.3 Buyer shall promptly commence and use commercially reasonable efforts to pursue its due diligence on the Property, which due diligence may include, but shall not be limited to, the following items:

            (a)   Review of title and survey matters;

            (b)   Review of Contracts and Information Materials;

            (c) Obtain and review engineering reports on structural condition of the mechanical systems;

            (d) Obtain and review environmental reports on oil, hazardous waste, and asbestos;

            (e) Review of applicable zoning and other land use controls, and other permits, licenses, permissions, approvals and consents;

            (f) Conduct tenant interviews, subject to Section 5.1 above; and

            (g)   Review of all Leases affecting the Property;

provided, however, that Buyer's due diligence shall include applying for Prior Lender's consent to Buyer's assumption of Seller's obligations under the Prior Loan Documents, including Buyer's responding to requests for additional information from Prior Lender within three (3) business days of such requests.

      Buyer shall complete its due diligence including, but not limited to the foregoing, no later than May 24, 1999 (the "Diligence Date"). In the event that Buyer's due diligence shall reveal any matters which are not acceptable to Buyer in Buyer's sole and absolute discretion for any reason or for no reason, Buyer may elect, by written notice to Seller, received by Seller on or before the Diligence Date, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrowed Amount shall be returned to Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination); provided, however, that the Inspection Fee shall remain the property of Seller. In the event Buyer does not terminate this Agreement on or before the Diligence Date, the Escrowed Amount shall become nonrefundable, except in the event of Seller's default under this Agreement or in the event Buyer's conditions precedent to close under Section 6.5, below, are not met.

      Buyer acknowledges that as of the Closing it will have had an opportunity to conduct diligence on the Property and is acquiring the Property in its current condition based on its diligence. Buyer further acknowledges that neither Seller nor its employees, agents or representatives have made any representation or warranty as to the condition of the Property or the presence or absence of any hazardous materials on, in, under or within the Property or a portion thereof which survive the Closing hereunder except as expressly provided in this Agreement or in separate documents executed and delivered at Closing. THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS TO BE CONVEYED BY SELLER TO BUYER "AS IS," "WITH ALL FAULTS," AND SUBSTANTIALLY IN ITS CURRENT CONDITION. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT OR IN SEPARATE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING, NEITHER SELLER NOR ANY AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF SELLER (OR PURPORTED AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF SELLER) HAS MADE, AND THEY SPECIFICALLY DISCLAIM, ANY GUARANTEE, REPRESENTATION OR WARRANTY OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE (AND SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER) AS TO THE VALUE, USES, HABITABILITY, CONDITION, DESIGN, OPERATION, FINANCIAL CONDITION OR PROSPECTS, OR FITNESS FOR PURPOSE OR USE OF THE PROPERTY (OR ANY PART THEREOF) OR THE
INFORMATION MATERIALS NOT PREPARED BY SELLER, OR ANY OTHER GUARANTEE, REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE WITH RESPECT TO ANY PORTION OF THE PROPERTY (OR ANY PART THEREOF) OR THE INFORMATION MATERIALS NOT PREPARED BY SELLER. FURTHER, SELLER SHALL HAVE NO LIABILITY FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AS TO THE PROPERTY OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS. IN PARTICULAR, BUYER ACKNOWLEDGES AND AGREES THAT THE INFORMATION MATERIALS PROVIDED UNDER THIS AGREEMENT WHICH WERE NOT PREPARED BY SELLER (AND ANY OTHER INFORMATION BUYER MAY HAVE OBTAINED REGARDING IN ANY WAY ANY OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, ITS OPERATIONS OR ITS FINANCIAL HISTORY OR PROSPECTS FROM SELLER OR ITS AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES BUT NOT INCLUDING INFORMATION PREPARED BY SELLER) IS DELIVERED TO BUYER AS A COURTESY, WITHOUT REPRESENTATION OR WARRANTY AS TO ITS ACCURACY OR COMPLETENESS (EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN SEPARATE
DOCUMENTS EXECUTED AND DELIVERED AT CLOSING), AND NOT AS AN INDUCEMENT TO ACQUIRE THE PROPERTY; THAT NOTHING CONTAINED IN SUCH DELIVERIES SHALL CONSTITUTE OR BE DEEMED TO BE A GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY REGARD AS TO ANY OF THE PROPERTY (EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN SEPARATE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING); AND THAT BUYER IS RELYING ONLY UPON THE PROVISIONS OF THIS AGREEMENT AND ITS OWN INDEPENDENT ASSESSMENT OF THE PROPERTY AND ITS PROSPECTS IN DETERMINING WHETHER TO ACQUIRE THE PROPERTY. BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER, ITS PROPERTY MANAGER OR ANY OF THEIR RESPECTIVE AGENTS, EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN SEPARATE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING, AND ACKNOWLEDGES THAT NO OTHER SUCH REPRESENTATIONS HAVE BEEN MADE. BUYER REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS IN PURCHASING THE PROPERTY. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. BUYER
ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER OR ANY AGENT OF SELLER OR ANY THIRD PARTY. THE TERMS AND CONDITIONS OF THIS SECTION 5.3 SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE INCORPORATED INTO THE DEED. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN OR IN SEPARATE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE "AS IS" NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER HAS FULLY REVIEWED THE DISCLAIMERS AND
WAIVERS SET FORTH IN THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.

      5.4 Return of Documents. If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all documents, plans, surveys, contracts, Leases and the like delivered to Buyer or Buyer's agents, representatives or designees by Seller or Seller's agents, representatives or employees pursuant to this Agreement. In addition, Buyer shall promptly deliver to Seller, at Seller's sole costs and expense, copies of all materials prepared by third-parties obtained in connection with Buyer's diligence.

      5.5 Confidentiality. Each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer is not disclosed. Each party hereto may discuss with and disclose to its directors, officers, employees, accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the one created by this Section.
Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any securities law or interpretation thereof. This provision shall survive termination of this Agreement for a period of two (2) years after termination but shall terminate upon Closing. Buyer and Seller do not contemplate issuing a press release until after the Diligence Date. Any press release to be made prior to Closing regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and Seller, respectively both as to timing and content.

      5.6 Indemnity. If any inspection or test disturbs any of the Property, Buyer will restore the Property to substantially the same condition as existed prior to any such inspection or test. Buyer shall keep the Property free and clear of any liens and will indemnify, defend, and hold Seller harmless from all losses, costs and damages including reasonable attorneys' fees incurred by Seller as a result of such entry or investigation by or on behalf of Buyer other than loss, cost or damage which is discovered (and not caused) by such investigation as a result of pre-existing conditions. Notwithstanding anything to the contrary contained in this Section 5.6, Buyer's indemnity of Seller excludes any loss as a result of any latent defects, loss due to gross negligence or willful misconduct of Seller, its agents, employees or representatives or loss due to discovery of environmental contamination; provided however, that neither Buyer, its employees, nor agents shall notify any third party (including, without limitation, any governmental agency) of the results of any such reports except as otherwise expressly required by applicable law and then only after written notice to and consultation with Seller. The obligations of Buyer contained in this Section 5.6 shall survive the termination of this Agreement for any reason for (a) a period of time equal to the statute of limitations applicable to the claim for the harm alleged with respect to third-party claims and (b) for a period of two (2) years with respect to claims of Seller.


                                   ARTICLE 6
                 TITLE, SURVEY, CONDITIONS AND REPRESENTATIONS

      6.1 Promptly following the execution of this Agreement Seller shall provide Buyer with

            (a) a copy of the most recent survey or plat of the Real Property in Seller's possession, if any (the "Survey"); and

            (b) a commitment for a standard ALTA Owner's Policy of Title Insurance showing Purchaser as insured, fee simple title to the Real Property as the insured estate and the Purchase Price as the insurance coverage amount (the "Title Commitment").

      Buyer shall obtain, at its own cost and expense, an up-date of the existing ALTA as-built survey (the "New Survey") of the Real Property.

      If (i) any matter disclosed on the New Survey or (ii) matters listed as exceptions in the Title Commitment are not each satisfactory to Buyer, in its sole and absolute discretion, it shall, within fourteen (14) days following receipt of the later of (a) the Title Commitment, (b) copies of all title exception documents and (c) the New Survey provide Seller with written notice of such objections and if Seller is unable or unwilling to cure such objections, prior to the Diligence Date, Buyer may terminate this Agreement as provided in
Section 5.3 above or waive such objection and proceed to Closing. Seller shall in all events be obligated to cure all objections constituting mortgages or other voluntary encumbrances securing the repayment of money, including, but not limited to, mechanics', materialmen's, laborers' or artisans' liens, on or before the Closing Date, other than the title exceptions related to the Prior Note, Prior Deed of Trust and Prior Loan Documents or liens incurred by or on behalf of tenants. To enable Seller to convey, Seller may, at the Closing use the Purchase Price or any portion thereof to clear title. Those exceptions or title deficiencies that appear on the Title Commitment and/or are disclosed on the New Survey and (i) are not objected to by Buyer or (ii) are waived in writing by Buyer shall be the "Permitted Encumbrances".

      6.2 On the Closing Date, Seller shall convey by Special Warranty Deed to Buyer, title to all of the Real Property and the Improvements free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

            (a) The lien, if any, for real estate taxes not yet due and payable;

            (b)   The Permitted Encumbrances;

            (c)   The Leases disclosed to Buyer;

            (d) All zoning, building and other laws applicable to the Property; and

            (e) All matters which arise after the effective date of the Title Commitment which are agreed upon or consented to by Buyer in writing.

      6.3 At the Closing, Seller shall assign the Leases and Contracts which are not to be terminated and intangible property, if any, to Buyer and Buyer shall assume Seller's obligations thereunder from and after the Closing Date and Seller shall convey the Personal Property to Buyer by quitclaim bill of sale.

      6.4   Representations and Warranties

            6.4.1 Seller hereby represents and warrants to Buyer as of the date of this Agreement as follows:

            (a) Organization and Power. Seller is a general partnership validly existing under the laws of the State of Texas with all necessary legal power to enter into and perform its obligations hereunder and under any document or instrument required hereunder to be executed and delivered on behalf of Seller.

            (b) Authorization and Execution. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary parties and no other proceedings on the part of Seller are necessary in order to permit it to consummate the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and (assuming valid execution and delivery by Buyer) is a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms.

            (c) Rent Roll. The rent roll attached hereto as Schedule C has been prepared by Seller's property manager based on the Leases and is true, accurate and complete in all material respects.

            (d) Governmental Notices. Seller has not received any written notice from a government agency that the location, construction, occupancy, operation, and use of the Property (including any improvements and equipment forming any part thereof) violate any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or similar body), or any restrictive covenant or deed restriction or zoning ordinance or classification affecting the Property, including, without limitation, all applicable building codes, flood disaster laws, and health and environmental laws and regulations (hereinafter sometime collectively called "Applicable Laws"). Seller has not received any written notice from a governmental agency that the Property and Seller are currently subject to any existing pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any Applicable Laws pertaining to health or the environment.

            (e) No Oral Agreements. There are no oral agreements affecting the Property that will be enforceable after Closing against Buyer or the Property.

            6.4.2 The representations and warranties contained in Section 6.4.1(c), (d) and (e) are hereby qualified to Seller's actual knowledge without further inquiry, except as provided below. Each representation or warranty contained in Section 6.4.1 is subject to being updated by Seller in writing on or before the Diligence Date and shall be deemed to have been amended and updated by any information delivered to or made available to Buyer and any other information obtained by Buyer in connection with its diligence (including but not limited to tenant estoppel certificates). For purposes of Section 6.4.1 actual knowledge of Seller without further inquiry shall mean the actual awareness of Rock M. D'Errico, H. Lewis Swain and Devon Glenn provided that such individuals have no obligation to make further inquiry of any persons other than reasonable inquiry of the property manager, Gary Bullock and the local property manager, Pat Davis of Davis and Company.

            6.4.3 Buyer hereby represents and warrants to Seller as of the date of this Agreement as follows:

            (a) Organization and Power. Buyer is a real estate investment trust organized, existing and in good standing under the laws of the State of Texas and has the requisite power and authority to enter into and perform the terms of this Agreement.

            (b) Authorization and Execution. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary parties and no other proceedings on the part of Buyer are necessary in order to permit it to consummate the transaction contemplated hereby. This Agreement has been duly executed and delivered by Buyer and (assuming valid execution and delivery by Seller) is a legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms.

            6.4.4 The  representations  and  warranties  of Seller  contained in
Section 6.4.1 shall not survive Closing.

            6.4.5 The  representations  and  warranties  of Buyer  contained  in
Section 6.4.3 shall not survive Closing.

      6.5 The obligations of Buyer to consummate the transaction contemplated by this Agreement are subject to:

            (a) The representations and warranties made by Seller in this Agreement being true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date;

            (b) Buyer and Prior Lender agreeing upon the form and substance of the assumption documents to be executed by Buyer of Seller's obligations under the Prior Loan Documents, and the Prior Lender's consent thereto; and

            (c) Buyer receiving estoppel certificates from United Supermarkets, World Gym, Cinemark and Showtime Video.

      6.6 The obligations of Seller to consummate the transaction contemplated by this Agreement are subject to:

            (a) The representations and warranties made by Buyer in this Agreement being true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date; and

            (b) Seller and Prior Lender agreeing upon the form and substance of the assumption documents to be executed by Buyer of Seller's obligations under the Prior Loan Documents, and the Prior Lender's consent thereto.


                                   ARTICLE 7
                                    CLOSING

      7.1 The consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur at the offices of the Title Company,
Attention: James Putnam, 1980 Post Oak Boulevard, Houston Texas 77056 at a time and on a date mutually acceptable to both Buyer and Seller on or before the Diligence Date (the "Closing Date"). It is agreed that time is of the essence in this Agreement.

      7.2 On the Closing Date Seller shall deliver or cause to be delivered each of the following items to Buyer:

            (a) A duly executed and acknowledged Special Warranty Deed conveying the Real Property and the Improvements to Buyer;

            (b) Duly executed quitclaim bill of sale conveying the Personal Property to Buyer;

            (c)  Duly  executed   assignment   and  assumption  of  Leases  (the
      "Assignment of Leases");

            (d) Duly executed assignment and assumption of Contracts and intangible property (the "Assignment of Contracts");

            (e) Duly executed assignment and assumption of Seller's obligations under the Prior Loan Documents together with Prior Lender's written consent thereto;

            (f) Transfer tax statements (or similar affidavits or forms), if required of the Seller by local law to effect transfer or recordation of the Deed;

            (g)  Certificate  of  non-foreign   status  from  Seller  reasonably
      acceptable to Buyer in form and substance;

            (h) Customary affidavits and indemnities sufficient for the Title Company to delete any exceptions for mechanic's or materialmen's liens from Buyer's title policy and such other affidavits relating to such title policy as the Title Company may reasonably request;

            (i) Counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted (the "Closing Statement");

            (j) Original tenant estoppel certificates, to the extent received;

            (k) All business and accounting records pertaining to the operation of the Property in Seller's possession;

            (l) All original Leases and tenant correspondence in each case, if in Seller's possession or in the possession of Seller's leasing agent or property manager;

            (m)   Keys to all locks which manager has in its possession; and

            (n) Notice letters from Seller and Buyer to tenants of the sale of the Property and assignment of the Leases.

            (o) At Seller's expense (except for the cost of any endorsements which are to be paid by Buyer), an Owner's Title Policy based on the Title Commitment.

            (p) All documents customarily and reasonably required by Title Company confirming Seller's authority to sell the Property.


      7.3 On the Closing Date Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            (a) Purchase Price for the Property in immediately available federal funds by 3:00 p.m. Eastern Time, as such Purchase Price may have been further adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount, in the manner provided for in
      Article 3;

            (b)   Assignment of Leases;

            (c)   Assignment of Contracts;

            (d)   Counterpart original of the Closing Statement;

            (e) Such other instruments as Seller may reasonably request to effectuate the transaction contemplated by this Agreement; and

            (f) Duly executed assignment and assumption of Seller's obligations under the Prior Loan Documents together with Prior Lender's written consent thereto.


                                   ARTICLE 8
                           CASUALTY AND CONDEMNATION

      8.1 If the Improvements are materially damaged by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

            (a) to purchase the Property in its then condition and pay the Purchase Price, in which event Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, all amounts recovered or recoverable by Seller on account of any insurance as a result of such casualty plus the amount of any applicable deductible, less any amounts reasonably expended by Seller for partial restoration; or

            (b) if any portion of the Improvements shall have been substantially destroyed (in Buyer's sole and absolute discretion), to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Title Company shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). For purposes of this subparagraph (b), "substantially destroyed" shall mean damage, in Seller's reasonable judgment, greater than $500,000.00.

      8.2 If any portion of or interest in the Property shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire any portion of or interest in the Property (each an "Eminent Domain Taking"), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) days from Seller's notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Title Company shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other. If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the deed all awards recovered or recoverable by Seller on account of such Eminent Domain Taking, less any amounts reasonably expended by Seller in obtaining such award.

                                   ARTICLE 9
                             BROKERAGE COMMISSIONS

      Seller represents and warrants to Buyer that Seller has not used or employed any broker or brokers in connection with the negotiation, execution or consummation of the transaction contemplated by this Agreement (a "Seller's Agent"). Seller will indemnify, defend and hold Buyer harmless from and against any claims of a Seller's Agent for any commission, finder's fee, or other compensation in connection with the transactions contemplated by this Agreement.

      Buyer represents and warrants to Seller that (a) Buyer has not used or employed any broker or brokers in connection with the negotiation, execution or consummation of the transaction contemplated by this Agreement other than Dale Lewis of Graco Real Estate Development, Inc. ("Buyer's Agent"); and (b) Buyer's Agent is entitled to a commission in the amount of $100,000 ("Buyer's Agent's Commission") pursuant to a separate agreement between Buyer and Buyer's Agent. Buyer will indemnify, defend and hold Seller harmless from and against any claims of Buyer's Agent for Buyer's Agent's Commission, any other commission, finder's fee, or other compensation in connection with the transactions contemplated by this Agreement; provided, however, if the Closing contemplated by this Agreement occurs, Seller agrees to pay Buyer's Agent's Commission.

      Buyer and Seller each hereby agree to indemnify, defend and hold the other harmless from and against any claims, losses, damages, costs, or expenses (including, but not limited to, reasonable attorney's fees) of any kind or character which arise as a result of breach of the foregoing representation and warranty. This Section 9 shall survive the Closing or earlier termination of the Agreement.


                                  ARTICLE 10
                       DEFAULT, TERMINATION AND REMEDIES

      10.1 In the event that Seller shall have failed in any material respect adverse to Buyer on the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Seller on or before the Closing Date, Buyer shall have the following remedies, (i) the right to take any and all legal actions necessary to compel Seller's specific performance hereunder (it being acknowledged that damages at law would be an inadequate remedy), and to consummate the transaction contemplated by this Agreement in accordance with the provisions of this Agreement (such conveyance shall be deemed to satisfy and waive any other remedy) or (ii) the right to terminate this Agreement and receive the Escrowed Amount. Notwithstanding anything to the contrary contained herein, nothing in this Section 10.1 shall limit Buyer's rights against Seller for damages due to breach of confidentiality, breach of representations and warranties, or claims under indemnities.

      10.2 If Buyer defaults in its obligation to close hereunder, Seller shall be entitled, as its sole and exclusive remedy, to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to Seller at law or in equity for such default, and Buyer shall direct the Title Company to release the Escrowed Amount to Seller. Seller and Buyer agree that the damages resulting to Seller as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyer's and Seller's reasonable estimate of such damages. In the event that Buyer breaches the provisions of Section 5.5, above, in any material respect adverse to Seller on or before the Closing Date, Seller shall have the right to immediately terminate this Agreement by providing written notice to Buyer, which termination shall be effective as of the date of said notice, whereupon the Escrowed Amount shall be promptly returned to Buyer. If Buyer shall have failed in any material respect adverse to Seller on or before the Closing Date to have performed any of the other covenants and agreements contained in this Agreement which are to be performed by Buyer on or before the Closing Date, Seller shall provide written notice to Buyer of such failure and Buyer shall have three (3) business days from the date of such notice to cure such failure; if Buyer shall fail to cure such failure with the said cure period, Seller shall have the right to immediately terminate this Agreement by providing written notice to Buyer, which termination shall be effective as of the date of said notice, whereupon the Escrowed Amount shall be promptly returned to Buyer; provided, however, that Seller's obligation to provide Buyer with a notice and cure period shall not apply if Buyer defaults in its obligations to close hereunder or if Buyer breaches the provisions of
Section 5.5 as described above. Notwithstanding anything to the contrary contained herein, nothing in this Section 10.2 shall limit Seller's rights against Buyer for damages due to breach of confidentiality, breach of representations and warranties, or claims under indemnities.


                                  ARTICLE 11
                                 MISCELLANEOUS

      11.1 Buyer may only assign or transfer its rights under this Agreement to an entity owned, or controlled by Buyer or which owns or controls Buyer. The covenants and agreements contained in this Agreement shall extend to and be obligatory upon the permitted successors and assigns of the respective parties to this Agreement.

      11.2 Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given if (i) delivered by hand during regular business hours, (ii) sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, (iii) sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed or (iv) sent by telecopier or facsimile transmission with confirmation copy by notice methods (i), (ii) or (iii), above, addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent. Any notice given by a party to Title Company shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Title Company.

(1)   If to Buyer:
            Weingarten Realty Investors
            2600 Citadel Plaza Drive, Suite 300
            Houston, Texas 77008
            Attention: President
            Telecopy: (713) 866-6049

      with a copy to:

            Weingarten Realty Management Company
            2600 Citadel Plaza Drive, Suite 300
            Houston, Texas 77008
            Attention:  Mark D. Stout
                        Associate Counsel
            Telecopy: (713) 866-6049

(2) If to Seller:

            Amarillo Bell Associates
            c/o The Boyer Company
            Attn: Mr. H. Lewis Swain
            127 South 500 East, Suite 100
            Salt Lake City, Utah 84102
            Telecopy: (801) 521-4793

      with a copy to:

            Amarillo Bell Associates
            c/o PaineWebber Properties, Incorporated
            Attn: Mr. Rock M. D'Errico
            265 Franklin Street, 15th Floor
            Boston, Massachusetts 02110
            Telecopy: (617) 345-8725

      with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, Massachusetts 02109
            Attention: Andrew C. Sucoff, Esq.
            Telecopy: (617) 277-8591

      with a copy to:

            Parr, Waddoups, Brown, Gee & Loveless
            185 South State Street, Suite 1300
            Salt Lake City, Utah 84147
            Attention: Victor A. Taylor, Esq.
            Telecopy: (801) 532-7750


(3) If to the Title Company:

            Stewart Title Company, Houston Division
            1980 Post Oak Boulevard
            Houston, Texas 77056
            Attention: James Putnam
            Telecopy: (713) 629-2255

      11.3 Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      11.4 The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      11.5 Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      11.6 This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyer's assignee or transferee).

      11.7 This Agreement embodies the entire agreement between Seller and Buyer with respect to the transaction contemplated in this Agreement, and there have been and are no covenants, agreements, representations, warranties or restrictions between Seller and Buyer with regard thereto other than those set forth or provided for in this Agreement.

      11.8 This Agreement shall be construed under and in accordance with the laws of the State of Texas.

      11.9 This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      11.10 The Title Company has executed this Agreement only for the purpose of agreeing to perform the duties assigned to it under this Agreement. On or before the Diligence Date, Title Company is hereby authorized and directed to release the Escrowed Amount to Buyer promptly upon Buyer's written request, without joinder by Seller and not withstanding any objection interposed by Seller. This Agreement shall terminate upon any such request from Buyer pursuant to Section 5.3 above. After the Diligence Date the Title Company shall, upon receiving a copy of a notice given by a party in accordance with this Agreement claiming entitlement to all or a portion of the Escrowed Amount, give a notice to the other party that such claim of entitlement has been made. If the Escrowed Amount is in the form of a letter of credit and the expiry thereof has not been extended, Title Company shall cause the letter of credit to be drawn upon and hold the proceeds as the Escrowed Amount. The Title Company shall not cause or permit any portion of the Escrowed Amount to be disbursed until the expiration of five (5) days of giving such notice whereupon, if the party to whom such notice was given has not given the Title Company notice of its objection to a disbursement in accordance with the claim of entitlement, the Title Company shall cause a disbursement of the Escrowed Amount as requested. If such party timely objects, however, the Title Company shall retain the Escrowed Amount and not disburse any portion of the same unless directed by the mutual written direction of the parties. The Title Company shall at all times disburse the Escrowed Amount as required in a mutual written direction of the parties.

      11.11 In the event of any disagreement between the parties, the Title Company shall retain all deposits pending instructions mutually agreed to by Seller and Buyer. In the event there is no mutual agreement by Seller and Buyer for disbursements, the Title Company shall hold said deposits pending a court order to disburse. The Title Company may conclusively rely on the authenticity, validity and effectiveness of any writing delivered to it, and Title Company shall not be obligated to make any investigation or determination, except as provided in the case of disputes as to the truth and accuracy of any information contained therein. Buyer and Seller agree to defend, indemnify and hold Title Company harmless from any liabilities, suits, claims, or expenses arising from or out of or in connection with Title Company's acts or failure to act hereunder, unless caused or created as a result of Title Company's gross negligence, and Title Company shall be entitled to reimbursement by Buyer and/or Seller for all reasonable costs and expenses incurred in the performance of its duties hereunder including, without limitation, all out-of-pocket expenses and reasonable attorneys' fees of counsel retained by Title Company. Any such costs and expenses not paid by the parties after billing and supporting documentation by Title Company may be paid by Title Company out of the Escrowed Amount. If there is a settlement by Buyer and Seller prior to a court order, Buyer and Seller will share equally in the expenses incurred by the Title Company. Otherwise, the non-prevailing party shall assume full responsibility for the Title Company's expenses. Title Company is not required to advance or expend or risk its own funds or otherwise incur personal liability in performance of its duties hereunder and it may require advancement of funds by the parties.

      11.12 Time is expressly declared to be of the essence of this Agreement.

      11.13 The obligations of Seller hereunder shall be binding only on the Property and neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the officers, directors, shareholders, or agents of Seller or any of their successors; provided, however, that if the Closing as contemplated by this Agreement occurs, the provisions of this Section 11.13 shall not apply to those obligations of Seller which are specifically provided to survive the Closing. The obligations of Buyer hereunder shall be binding only on the assets of Buyer and neither Seller nor anyone claiming by, through or under Seller shall be entitled to obtain any judgment creating personal liability on the part of the partners, officers, shareholders, or agents of Buyer or any of their successors or any affiliated entities.

      11.14 As used herein, the term "business day" shall mean any day other than a Saturday, Sunday or federal holiday.


                                  ARTICLE 12
                          IRS FORM 1099-S DESIGNATION

      12.1 In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule D at or prior to the Closing to designate the Title Company (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.

      IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first set forth above.

                                    SELLER:
                                    Amarillo Bell Associates, a Texas general partnership

                                    By: Amarillo G.C. Associates,  Ltd., a Utah
                                        limited partnership, its General Partner

                                        By: The Boyer Company, L.C., a Utah
                                            limited liability company, its
                                            General Partner

                                            By:/s/H. Lewis Swain
                                               -----------------
                                            Name:  H. Lewis Swain
                                            Title:  Vice President

                                    By: PaineWebber Income Properties Five
                                        Limited Partnership, a Delaware limited
                                        partnership, its General Partner

                                        By: Fifth Income Properties Fund, Inc.,
                                            a Delaware corporation, its
                                            General Partner


                                            By:/s/ Rock M. D'Errico
                                               --------------------
                                            Name:  Rock M. D'Errico
                                            Title:   Vice President


                                    BUYER:

                                    Weingarten Realty Investors, a Texas
                                    real estate investment trust


                                      By: /s/ M. Candace DuFour
                                          ----------------------
                                      Name:   M. Candace DuFour
                                      Title: Vice President

                                    TITLE COMPANY:

                                    STEWART TITLE COMPANY

                                      By: /s/ James Putnam
                                         ------------------
                                      Name:  James Putnam
                                      Title: Vice President

                      REINSTATEMENT AND FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT


      THIS REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this Amendment) is entered into between AMARILLO BELL ASSOCIATES, a Texas general partnership (hereinafter called Seller), and WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (hereinafter called Buyer), effective as of the date hereinafter provided.

      WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement executed by Buyer and Seller effective as of April 9, 1999, although not necessarily executed by the parties on that date (the Agreement);

      WHEREAS, the Agreement was terminated by Buyer on May 24, 1999;

      WHEREAS, Seller and Buyer desire to reinstate the Agreement and make certain amendments and modifications to the Agreement.

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

I. Seller and Buyer each confirms the truth and accuracy of the recitals, each of which are made a part of this Amendment.

II. All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

III. Seller and Buyer hereby reinstate the Agreement, subject to the amendments and modifications contained herein, and hereby agree to all terms, covenants, agreements, and conditions set forth in the Agreement, as modified by this Amendment.

IV. Section 5.3 of the Agreement is hereby modified as follows: The first sentence of the first paragraph on page 9 of the Agreement is hereby deleted in its entirety, and the following sentence is added to Section 5.3 in replacement of that deleted sentence:

            Buyer shall complete its due diligence including, but not limited to the foregoing, no later than June 3, 1999 (the Diligence Date).

      It is the intention of Seller and Buyer that by changing the Diligence Date as provided in this paragraph 3, Seller and Buyer are also changing all other deadlines contained in the Agreement which are based on or otherwise tied to the Diligence Date including, but not limited to, the Closing Date which shall occur on or before the Diligence Date, as hereby amended. The term Diligence Date as that term is used in the Agreement shall mean the Diligence Date as extended and redefined in this Amendment.

V. Buyer hereby reaffirms and confirms each of its representations and warranties contained in the Agreement. Buyer hereby certifies to Seller that each of Buyers representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

VI. Seller hereby reaffirms and confirms each of its representations and warranties contained in the Agreement. Seller hereby certifies to Buyer that each of Sellers representations and warranties contained in the Agreement are true and correct as of the date of this Agreement.

VII. Notwithstanding anything to the contrary contained herein, Buyer and Seller acknowledged and agree that the obligations of Seller to consummate the transaction contemplated in the Agreement remain as set forth in Section 6.6 of the Agreement, including, but not limited, to Section 6.6(b).

VIII. Except as modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.

                                      [END OF PAGE 2]

      EXECUTED by Buyer this 24 day of May, 1999 to be effective as of May 24, 1999.

                                    WEINGARTEN REALTY INVESTORS
                                    a Texas real estate investment trust

                                      By: /s/ M. Candace DuFour
                                          ---------------------
                                       M. Candace DuFour
                                       Vice President

                                    BUYER

      EXECUTED by Seller this 24 day of May, 1999 to be effective as of May 24, 1999.

                                    AMARILLO BELL ASSOCIATES,
                                    a Texas general partnership

                                      By: Amarillo G.C. Associates, Ltd., a
                                          Utah limited partnership, its
                                          General Partner

                                          By: The Boyer Company, L.C., a Utah
                                              limited liability company, its
                                              General Partner

                                               By: /s/ H. Lewis Swain
                                                   -------------------
                                               Name:  H. Lewis Swain
                                               Title:  Vice President


                                      By: PaineWebber Income Properties Five
                                          Limited Partnership, a Delaware
                                          limited partnership, its General
                                          Partner

                                          By:Fifth Income Properties Fund, Inc.,
                                             a Delaware corporation, its General
                                             Partner

                                             By:  /s/ Rock M. D'Errico
                                                  ---------------------
                                             Name:  Rock M. D'Errico
                                             Title:  Vice President

                                    SELLER

                                    SECOND AMENDMENT TO
                                PURCHASE AND SALE AGREEMENT


      THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this Amendment) is entered into between AMARILLO BELL ASSOCIATES, a Texas general partnership
(hereinafter called Seller), and WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (hereinafter called Buyer), effective as of the date hereinafter provided.

      WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement executed by Buyer and Seller effective as of April 9, 1999, although not necessarily executed by the parties on that date (the Agreement);

      WHEREAS, the Agreement was terminated by Buyer on May 24, 1999;

      WHEREAS, Seller and Buyer entered into that certain Reinstatement and First Amendment to Purchase and Sale Agreement dated effective as of May 24, 1999 (the Reinstatement) wherein, among other things, Seller and Buyer reinstated the terms of the Agreement and extended the Diligence Date and the date of the Closing to June 3, 1999;

      WHEREAS, Seller and Buyer desire to amend the Agreement to extend further the Diligence Date and the date of the Closing.

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

I. Seller and Buyer each confirms the truth and accuracy of the recitals, each of which are made a part of this Amendment.

II. All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

III. Section 5.3 of the Agreement is hereby modified as follows: The first sentence of the first paragraph on page 9 of the Agreement is hereby deleted in its entirety, and the following sentence is added to Section 5.3 in replacement of that deleted sentence:

            Buyer shall complete its due diligence including, but not limited to the foregoing, no later than June 9, 1999 (the Diligence Date).

      It is the intention of Seller and Buyer that by changing the Diligence Date as provided in this paragraph 3, Seller and Buyer are also changing all other deadlines contained in the Agreement which are based on or otherwise tied to the Diligence Date including, but not limited to, the Closing Date which shall occur on or before the Diligence Date, as hereby amended. The term Diligence Date as that term is used in the Agreement shall mean the Diligence Date as extended and redefined in this Amendment.

IV. Notwithstanding anything to the contrary contained herein, Buyer and Seller acknowledged and agree that the obligations of Seller to consummate the transaction contemplated in the Agreement remain as set forth in Section 6.6 of the Agreement, including, but not limited, to Section 6.6(b).

V. Except as modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.

                                      [END OF PAGE 2]

      EXECUTED by Buyer this 3rd day of June, 1999 to be effective as of June 3, 1999.

                          WEINGARTEN REALTY INVESTORS
                                    a Texas real estate investment trust

                                      By: /s/ M. Candace DuFour
                                          ---------------------
                                       M. Candace DuFour
                                       Vice President

                                    BUYER

      EXECUTED by Seller this 3rd day of June, 1999 to be effective as of June 3, 1999.

                            AMARILLO BELL ASSOCIATES,
                                    a Texas general partnership

                                      By: Amarillo G.C. Associates, Ltd., a
                                          Utah limited partnership, its
                                          General Partner

                                          By: The Boyer Company, L.C., a Utah
                                              limited liability company, its
                                              General Partner

                                               By: /s/ H. Lewis Swain
                                                   -------------------
                                               Name:  H. Lewis Swain
                                               Title:  Vice President


                                      By: PaineWebber Income Properties Five
                                          Limited Partnership, a Delaware
                                          limited partnership, its General
                                          Partner

                                          By:Fifth Income Properties Fund, Inc.,
                                             a Delaware corporation, its General
                                             Partner

                                             By:  /s/ Rock M. D'Errico
                                                  ---------------------
                                             Name:  Rock M. D'Errico
                                             Title:  Vice President


                                                            SELLER

                                     THIRD AMENDMENT TO
                                PURCHASE AND SALE AGREEMENT


      THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this Amendment) is entered into between AMARILLO BELL ASSOCIATES, a Texas general partnership
(hereinafter called Seller), and WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (hereinafter called Buyer), effective as of the date hereinafter provided.

      WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement executed by Buyer and Seller effective as of April 9, 1999, although not necessarily executed by the parties on that date (the Agreement);

      WHEREAS, the Agreement was terminated by Buyer on May 24, 1999;

      WHEREAS, Seller and Buyer entered into that certain Reinstatement and First Amendment to Purchase and Sale Agreement dated effective as of May 24, 1999 (the Reinstatement) wherein, among other things, Seller and Buyer reinstated the terms of the Agreement and extended the Diligence Date and the date of the Closing to June 3, 1999;

      WHEREAS, Seller and Buyer entered into that certain Second Amendment to Purchase and Sale Agreement dated effective June 3, 1999 wherein Seller and Buyer extended the Diligence Date and the date of the Closing to June 9, 1999.

      WHEREAS, Seller and Buyer desire to amend the Agreement to extend further the Diligence Date and the date of the Closing.

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

I. Seller and Buyer each confirms the truth and accuracy of the recitals, each of which are made a part of this Amendment.

II. All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

III. Section 5.3 of the Agreement is hereby modified as follows: The first sentence of the first paragraph on page 9 of the Agreement is hereby deleted in its entirety, and the following sentence is added to Section 5.3 in replacement of that deleted sentence:

            Buyer shall complete its due diligence including, but not limited to the foregoing, no later than June 10, 1999 (the Diligence Date).

      It is the intention of Seller and Buyer that by changing the Diligence Date as provided in this paragraph 3, Seller and Buyer are also changing all other deadlines contained in the Agreement which are based on or otherwise tied to the Diligence Date including, but not limited to, the Closing Date which shall occur on or before the Diligence Date, as hereby amended. The term Diligence Date as that term is used in the Agreement shall mean the Diligence Date as extended and redefined in this Amendment.

IV. Notwithstanding anything to the contrary contained herein, Buyer and Seller acknowledged and agree that the obligations of Seller to consummate the transaction contemplated in the Agreement remain as set forth in Section 6.6 of the Agreement, including, but not limited, to Section 6.6(b).

V. Except as modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.

                                      [END OF PAGE 2]

      EXECUTED by Buyer this 9th day of June, 1999 to be effective as of June 9, 1999.

                                    WEINGARTEN REALTY INVESTORS
                                    a Texas real estate investment trust

                                      By: /s/ M. Candace DuFour
                                          ---------------------
                                       M. Candace DuFour
                                       Vice President

                                    BUYER

      EXECUTED by Seller this 9th day of June, 1999 to be effective as of June 9, 1999.

                                    AMARILLO BELL ASSOCIATES,
                                    a Texas general partnership

                                      By: Amarillo G.C. Associates, Ltd., a
                                          Utah limited partnership, its
                                          General Partner

                                          By: The Boyer Company, L.C., a Utah
                                              limited liability company, its
                                              General Partner

                                               By: /s/ H. Lewis Swain
                                                   -------------------
                                               Name:  H. Lewis Swain
                                               Title:  Vice President


                                      By: PaineWebber Income Properties Five
                                          Limited Partnership, a Delaware
                                          limited partnership, its General
                                          Partner

                                          By:Fifth Income Properties Fund, Inc.,
                                             a Delaware corporation, its General
                                             Partner

                                             By:  /s/ Rock M. D'Errico
                                                  ---------------------
                                             Name:  Rock M. D'Errico
                                             Title:  Vice President


                                                            SELLER

                                    FOURTH AMENDMENT TO
                                PURCHASE AND SALE AGREEMENT


      THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this Amendment) is entered into between AMARILLO BELL ASSOCIATES, a Texas general partnership
(hereinafter called Seller), and WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (hereinafter called Buyer), effective as of the date hereinafter provided.

      WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement executed by Buyer and Seller effective as of April 9, 1999, although not necessarily executed by the parties on that date (the Agreement);

      WHEREAS, the Agreement was terminated by Buyer on May 24, 1999;

      WHEREAS, Seller and Buyer entered into that certain Reinstatement and First Amendment to Purchase and Sale Agreement dated effective as of May 24, 1999 (the Reinstatement) wherein, among other things, Seller and Buyer reinstated the terms of the Agreement and extended the Diligence Date and the date of the Closing to June 3, 1999;

      WHEREAS, Seller and Buyer entered into that certain Second Amendment to Purchase and Sale Agreement dated effective June 3, 1999 wherein Seller and Buyer extended the Diligence Date and the date of the Closing to June 9, 1999.

      WHEREAS, Seller and Buyer entered into that certain Third Amendment to Purchase and Sale Agreement dated effective June 9, 1999 wherein Seller and Buyer extended the Diligence Date and the date of the Closing to June 10, 1999.

      WHEREAS, Seller and Buyer desire to amend the Agreement to extend further the Diligence Date and the date of the Closing.

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

I. Seller and Buyer each confirms the truth and accuracy of the recitals, each of which are made a part of this Amendment.

II. All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

III. Section 5.3 of the Agreement is hereby modified as follows: The first sentence of the first paragraph on page 9 of the Agreement is hereby deleted in its entirety, and the following sentence is added to Section 5.3 in replacement of that deleted sentence:

            Buyer shall complete its due diligence including, but not limited to the foregoing, no later than June 11, 1999 (the Diligence Date).

      It is the intention of Seller and Buyer that by changing the Diligence Date as provided in this paragraph 3, Seller and Buyer are also changing all other deadlines contained in the Agreement which are based on or otherwise tied to the Diligence Date including, but not limited to, the Closing Date which shall occur on or before the Diligence Date, as hereby amended. The term Diligence Date as that term is used in the Agreement shall mean the Diligence Date as extended and redefined in this Amendment.

IV. Notwithstanding anything to the contrary contained herein, Buyer and Seller acknowledged and agree that the obligations of Seller to consummate the transaction contemplated in the Agreement remain as set forth in Section 6.6 of the Agreement, including, but not limited, to Section 6.6(b).

V. Except as modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.

                                      [END OF PAGE 2]

      EXECUTED by Buyer this 10th day of June, 1999 to be effective as of June 10, 1999.

                                    WEINGARTEN REALTY INVESTORS
                                    a Texas real estate investment trust

                                      By: /s/ M. Candace DuFour
                                          ---------------------
                                       M. Candace DuFour
                                       Vice President

                                    BUYER

      EXECUTED by Seller this 10th day of June, 1999 to be effective as of June 10, 1999.

                                    AMARILLO BELL ASSOCIATES,
                                    a Texas general partnership

                                      By: Amarillo G.C. Associates, Ltd., a
                                          Utah limited partnership, its
                                          General Partner

                                          By: The Boyer Company, L.C., a Utah
                                              limited liability company, its
                                              General Partner

                                               By: /s/ H. Lewis Swain
                                                   -------------------
                                               Name:  H. Lewis Swain
                                               Title:  Vice President


                                      By: PaineWebber Income Properties Five
                                          Limited Partnership, a Delaware
                                          limited partnership, its General
                                          Partner

                                          By:Fifth Income Properties Fund, Inc.,
                                             a Delaware corporation, its General
                                             Partner

                                             By:  /s/ Rock M. D'Errico
                                                  ---------------------
                                             Name:  Rock M. D'Errico
                                             Title:  Vice President


                                                            SELLER

                               FIFTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT


      THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this Amendment) is entered into between AMARILLO BELL ASSOCIATES, a Texas general partnership
(hereinafter called Seller), and WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (hereinafter called Buyer), effective as of the date hereinafter provided.

      WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement executed by Buyer and Seller effective as of April 9, 1999, although not necessarily executed by the parties on that date (the Agreement);

      WHEREAS, the Agreement was terminated by Buyer on May 24, 1999;

      WHEREAS, Seller and Buyer entered into that certain Reinstatement and First Amendment to Purchase and Sale Agreement dated effective as of May 24, 1999 (the Reinstatement) wherein, among other things, Seller and Buyer reinstated the terms of the Agreement and extended the Diligence Date and the date of the Closing to June 3, 1999;

      WHEREAS, Seller and Buyer entered into that certain Second Amendment to Purchase and Sale Agreement dated effective June 3, 1999 wherein Seller and Buyer extended the Diligence Date and the date of the Closing to June 9, 1999.

      WHEREAS, Seller and Buyer entered into that certain Third Amendment to Purchase and Sale Agreement dated effective June 9, 1999 wherein Seller and Buyer extended the Diligence Date and the date of the Closing to June 10, 1999.

      WHEREAS, Seller and Buyer entered into that certain Fourth Amendment to Purchase and Sale Agreement dated effective June 10, 1999 wherein Seller and Buyer extended the Diligence Date and the date of the Closing to June 11, 1999.

      WHEREAS, Seller and Buyer desire to amend the Agreement to extend further the Diligence Date and the date of the Closing.

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

I. Seller and Buyer each confirms the truth and accuracy of the recitals, each of which are made a part of this Amendment.

II. All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

III. Section 5.3 of the Agreement is hereby modified as follows: The first sentence of the first paragraph on page 9 of the Agreement is hereby deleted in its entirety, and the following sentence is added to Section 5.3 in replacement of that deleted sentence:

            Buyer shall complete its due diligence including, but not limited to the foregoing, no later than June 14, 1999 (the Diligence Date).

      It is the intention of Seller and Buyer that by changing the Diligence Date as provided in this paragraph 3, Seller and Buyer are also changing all other deadlines contained in the Agreement which are based on or otherwise tied to the Diligence Date including, but not limited to, the Closing Date which shall occur on or before the Diligence Date, as hereby amended. The term Diligence Date as that term is used in the Agreement shall mean the Diligence Date as extended and redefined in this Amendment.

IV. Notwithstanding anything to the contrary contained herein, Buyer and Seller acknowledged and agree that the obligations of Seller to consummate the transaction contemplated in the Agreement remain as set forth in Section 6.6 of the Agreement, including, but not limited, to Section 6.6(b).

V. Except as modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.

                                      [END OF PAGE 2]

      EXECUTED by Buyer this 11th day of June, 1999 to be effective as of June 11, 1999.

                                    WEINGARTEN REALTY INVESTORS
                                    a Texas real estate investment trust

                                      By: /s/ M. Candace DuFour
                                          ---------------------
                                       M. Candace DuFour
                                       Vice President

                                                            BUYER

      EXECUTED by Seller this 11th day of June, 1999 to be effective as of June 11, 1999.

                                    AMARILLO BELL ASSOCIATES,
                                    a Texas general partnership

                                          By: /s/ Melissa Fang
                                              -----------------
                                          Melissa Fang, Esq.
                                          Goodwin, Procter & Hoar, LLP, Attorney
                                          for Seller in this matter

                                                            SELLER

                              SPECIAL WARRANTY DEED

STATE OF TEXAS
County of Randall

      KNOW ALL PERSONS BY THESE PRESENTS:

            THAT AMARILLO BELL ASSOCIATES, a Texas general partnership (Grantor), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by WRI/Bell Plaza, Inc., a Texas corporation (Grantee), having a mailing address of 2600 Citadel Plaza Drive, Houston, Texas 77008, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does hereby GRANT, SELL AND CONVEY, unto Grantee all of the real property described in Exhibit A attached hereto and made a part hereof for all purposes, together with the buildings, structures, improvements and fixtures (collectively the Improvements) now located thereon and the rights appurtenant thereto, including, to the extent owned or held by Seller, mineral rights, utility and waste-water capacity rights, rights under reciprocal easements and restrictive covenants, rights under any recorded or unrecorded instruments benefiting the real property, strips, gores, and adjoining tracts owned by Grantor and reversionary rights (collectively with the real property and the Improvements, the Property).

      This conveyance is made subject to (i) those matters shown in the public records, including those exceptions and encumbrances (collectively, the Permitted Exceptions) set forth in Exhibit B attached hereto and made a part hereof for all purposes, but only to the extent that the same are valid and existing and affect the Property and (ii) unrecorded written leases.

      TO HAVE AND TO HOLD the Property, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND, all singular, the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise; subject to the matters set forth in subparagraphs (i) and (ii) above.

      GRANTEE, BY GRANTEES ACCEPTANCE OF THIS SPECIAL WARRANTY DEED ACKNOWLEDGES THAT GRANTEE HAS INSPECTED THE PROPERTY AND IS SATISFIED AS TO THE CONDITION OF SAME AND THAT GRANTEE ACCEPTS THE PROPERTY AS IS AND WHERE IS AND WITH ALL
FAULTS, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING, SPECIFICALLY, WITHOUT LIMITATION, ANY WARRANTY AS TO HABITABILITY, SUITABILITY, MERCHANTABILITY, CONDITION OR FITNESS FOR A PARTICULAR PURPOSE, SAVE AND EXCEPT THE SPECIAL WARRANTY OF TITLE CONTAINED HEREIN.

      WITNESS Grantors hand this 14th day of June, 1999.

                                    GRANTOR:

                           AMARILLO BELL ASSOCIATES,
                           a Texas general partnership

                             By: AMARILLO G.C. ASSOCIATES, LTD.,
                                 a Utah limited partnership, general partner

                                 By: THE BOYER COMPANY, L.C.,
                                     a Utah limited liability company,
                                     Its General Partner

                                     By:  /s/ H. Lewis Swain
                                          ------------------
                                     Name:  H. Lewis Swain
                                     Title:  Vice President


                             By: PAINEWEBBER INCOME PROPERTIES FIVE LIMITED
                                 PARTNERSHIP,
                                 a Delaware limited partnership, its General
                                 Partner

                                 By: FIFTH INCOME PROPERTIES FUND, INC., a
                                     Delaware corporation, its General Partner

                                     By: /s/ Rock M. D'Errico
                                         ----------------------
                                     Name:  Rock M. D'Errico
                                     Title:  Vice President


                                    GRANTEE:

                           WRI/BELL PLAZA, INC., a Texas corporation


                             By: /s/ M. Candace DuFour
                                 ----------------------
                             Name: M. Candace DuFour
                             Title: Vice President

                                    EXHIBIT A

Lot No. 4, Block No. 1, FOUNTAIN PARK UNIT NO. 13, an Addition to the City of Amarillo, Randall County, Texas according to the recorded map or plat thereof, of record in volume 637, Page 625, of the Deed Records of Randall County, Texas, reference to which is here made for all purposes.

                                    EXHIBIT B

                             Permitted Encumbrances


1. Right of Way easement to Pioneer Natural Gas as recorded in Volume 641, page 579, of the Deed Records of Randall County, Texas.

2. Underground utility easement to Southwestern Public Service Company as recorded in Volume 660, page 426 of the Deed Records of Randall County, Texas.

3. Underground utility easement to Southwestern Public Service Company as recorded in Volume 682, page 639 of the Deed Records of Randall County, Texas.

4. Underground utility easement to Southwestern Public Service Company as recorded in Volume 711, page 207 of the Deed Records of Randall County, Texas.

5. Underground utility easement to Southwestern Public Service Company as recorded in Volume 840, page 104 of the Deed Records of Randall County, Texas.

6. Right of Way easement to City of Amarillo as recorded in Volume 650, page 159, of the Deed Records of Randall County, Texas.

7. Right of Way easement to City of Amarillo as recorded in Volume 1114, page 1, of the Deed Records of Randall County, Texas.

8. Water Service Line Easement as recorded in Volume 791, Page 86, of the Deed Records of Randall County, Texas.

9. Utility Easement of various widths around perimeter as shown on plat recorded in Volume 637, Page 625, of the Deed Records of Randall County, Texas.

10. Subject to the terms, conditions and stipulations of an Assignment, Assumption and Consent Agreement and Amendment to Lease dated July 23, 1992, by and between Cinamerica Theatres, L.P., a Delaware limited partnership (Assignor) and Cinemark USA, Inc., a Texas corporation (Assignee), and Amarillo Bell Associates, a Texas general partnership, as successor in interest to Amarillo G.C. Associates, a Utah Limited partnership (Landlord) as recorded in Volume 1407, Page 333 of the Deed Records of Randall County, Texas.

11. Subject to the terms, conditions and stipulations of a Memorandum of Lease dated July 23, 1992, by and between Amarillo Bell Associates, a Texas general partnership (successor in interest to Amarillo G.C. Associates) and Cinemark USA, Inc., a Texas corporation, as recorded in Volume 1407, Page 351 of the Deed Records of Randall County, Texas.

12. Subject to the terms, conditions and stipulations of a Subordination, Non-Disturbance and Attornment Agreement dated May 23, 1995 and effective on June 19, 1995, by and between Amresco Capital Corporation (lender) and Amarillo Bell Associates (Landlord) and Cinemark USA, Inc. (Tenant), as recorded in Volume 1692, Page 127 of the Deed Records of Randall County, Texas.

13. Mortgage, Deed of Trust and Security Agreement dated June 15, 1995, executed by Amarillo Bell Associates, a Texas general partnership, to Mark
     L. Morganfield, Trustee, securing the payment of one note of even date therewith payable to Amresco Capital Corporation, a Texas corporation, in the original principal amount of $3,300,000.00, together with all indebtedness of whatsoever nature, secured or to be secured by said Deed of Trust, and being subject to the terms, conditions and stipulations contained in said Deed of Trust recorded in Volume 1036, page 382 of the Deed of Trust Records of Randall County, Texas. And being additionally secured by Assignment of Leases and Rents dated June 15, 1995, by and between Amarillo Bell Associates and Amresco Capital Corporation, as recorded in Volume 1630, Page 403 of the Deed Records of Randall County, Texas.

      Said Deed of Trust transferred to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as recorded in Volume 1631, Page 135, of the Deed Records of Randall County, Texas, and transferred to STATE STREET BANK AND TRUST COMPANY, as Trustee for J.P. Morgan Commercial Mortgage Finance Corp. Pass-Through Certificates Series 1996-C2, as recorded in Volume 1759, Page 163, of the Deed Records of Randall County, Texas.

14. Covenants, conditions and restrictions (provisions, if any, based on race, color, religion, sex, handicap, familial status or national origin are omitted) as recorded in Volume 778, page 377 of the Deed Records of Randall County, Texas.

                           BELL PLAZA SHOPPING CENTER
                                 AMARILLO, TEXAS


                                  BILL OF SALE

      THIS BILL OF SALE (this Bill of Sale) is executed as of the 14th day of June, 1999, by Amarillo Bell Associates (Seller), a Texas general partnership having an address c/o Amarillo G.C. Associates, Ltd., 127 South 500 East, Suite 100, Salt Lake City, Utah 84102, in favor of WRI/Bell Plaza, Inc. (Purchaser), a Texas corporation, having an office at 2600 Citadel Plaza Drive, Houston, Texas 77008.

      1. Real Property. The Real Property shall mean the land located in the County of Randall, State of Texas, commonly known as Bell Plaza Shopping Center and located in Amarillo, Texas, being more particularly described on Exhibit A attached hereto and made a part hereof, and the buildings, structures, improvements and fixtures now located thereon (collectively, the Improvements) and the rights appurtenant thereto.

      2. Personal Property. The Personal Property shall mean those certain articles of personal property and tangible property which are described in Exhibit B attached to this Bill of Sale, and, to the extent owned by Seller, all personal property of every kind or description now located in, on or affixed to the Real Property or Improvements.

      3. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property to Purchaser.

      4. As Is. The Personal Property is sold, transferred and delivered by Seller and hereby accepted by Purchaser in its current as is condition, without any warranties, covenants or representations by Seller. Without limiting the generality of the foregoing, the Personal Property is transferred, sold and delivered without any express or implied warranty of merchantability or fitness.

      5.   Counterparts.   This  Bill  of  Sale  may  be  executed  in  multiple
counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.


                                    AMARILLO BELL ASSOCIATES, a Texas general partnership

                                    By: Amarillo G.C. Associates, Ltd., a Utah
                                        limited Partnership, its general partner

                                          By: THE BOYER COMPANY, L.C.,
                                              a Utah limited liability company,
                                              Its General Partner

                                              By: /s/ H. Lewis Swain
                                                  ------------------
                                              Name:  H. Lewis Swain
                                              Title:  Vice President



                                    By: PAINEWEBBER INCOME PROPERTIES FIVE
                                        LIMITED PARTNERSHIP,
                                        a Delaware limited partnership, its
                                        General Partner

                                        By: FIFTH INCOME PROPERTIES FUND, INC.,
                                            a Delaware corporation, its General
                                            Partner

                                            By: /s/ Rock M. D'Errico
                                                --------------------
                                            Name:  Rock M. D'Errico
                                            Title:  Vice President

                                    PURCHASER:

                                    WRI/BELL PLAZA, INC., a Texas corporation


                                       By: /s/ M. Candace DuFour
                                           ---------------------
                                       Name: M. Candace DuFour
                                       Title: Vice President

                           BELL PLAZA SHOPPING CENTER
                                 AMARILLO, TEXAS

                            ASSIGNMENT AND ASSUMPTION
                         OF LEASES AND SECURITY DEPOSITS


      THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this Assignment) is entered into as of the 14th of June, 1999, between Amarillo Bell Associates (Assignor), a Texas general partnership with an address c/o Amarillo G.C. Associates, Ltd., 127 South 500 East, Suite 100, Salt Lake City, Utah 84102, and WRI/Bell Plaza, Inc. (Assignee), a Texas corporation, with an address of 2600 Citadel Plaza Drive, Houston, Texas 77008.

      1. Property. The Property means the real property located in the County of Randall, State of Texas, commonly known as Bell Plaza Shopping Center and located in Amarillo, Texas as more particularly described on Exhibit A attached hereto and made a part hereof, together with the building, structures, fixtures and other improvements (Improvements) located thereon.

      2. Leases. The Leases means those leases, tenancies, rental agreements and occupancy agreements affecting the Property which are described in Exhibit B attached to this Assignment.

      3. Security Deposits. Security Deposits means those security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee received a credit at the closing of the transaction with respect to which this Assignment has been executed and delivered. The Security Deposits are set forth on attached Exhibit C.

      4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire interest of lessor or landlord in and to the Leases and the Security Deposits.

      5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases (a) for any matters addressed in the Tenant Estoppels or (b) which are applicable to the period and required to be performed from and after the date hereof. Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits, to the extent Assignee received a credit at the closing of the transaction, if, when and as required by the Leases.

      6. Attorneys Fees. If either Assignee or Assignor, or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      7. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      8. Counterparts. This Assignment may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

                                    ASSIGNOR:

                                    AMARILLO BELL ASSOCIATES, a Texas general partnership

                                      By: Amarillo G.C. Associates, Ltd., a
                                          Utah limited Partnership, its general
                                          partner

                                          By: /s/ H. Lewis Swain
                                              ------------------
                                          Name:  H. Lewis Swain
                                          Title:  Vice President


                                          By: PAINEWEBBER INCOME PROPERTIES FIVE
                                              LIMITED PARTNERSHIP, a Delaware
                                              limited partnership, its General
                                              Partner

                                              By: FIFTH INCOME PROPERTIES FUND,
                                                  INC., a Delaware corporation,
                                                  its General Partner

                                                  By: /s/ Rock M. D'Errico
                                                      --------------------
                                                  Name:  Rock M. D'Errico
                                                  Title:  Vice President

                                    ASSIGNEE:

                                    WRI/BELL PLAZA, INC., a Texas corporation


                                      By: /s/ M. Candace DuFour
                                          ---------------------
                                      Name: M. Candace DuFour
                                      Title: Vice President

                               BELL PLAZA SHOPPING
                                 AMARILLO, TEXAS

                            ASSIGNMENT AND ASSUMPTION
                                  OF CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this Assignment) is entered into as of the 14th day of June, 1999, between Amarillo Bell Associates, a Texas general partnership, (Assignor), with an address c/o Amarillo G.C. Associates, Ltd., 127 South 500 East, Suite 100, Salt Lake City, Utah 84102, in favor of WRI/Bell Plaza, Inc. (Assignee), a Texas corporation, having an office at 2600 Citadel Plaza Drive, Houston, Texas 77008.

      1. Property. The Property means the real property located in the County of Randall, State of Texas, commonly known as Bell Plaza Shopping Center and located in Amarillo, Texas, as more particularly described on Exhibit A attached hereto and made a part hereof, together with the building, structures, fixtures, maintenance, service, supply, equipment rental, management, operating and leasing and other improvements (Improvements) located thereon.

      2. Contracts. Contracts shall mean only the contracts relating to the Property which are listed on Exhibit B attached to this Assignment.

      3. Lender Escrows. Lender Escrows shall mean any escrows or reserves held by or on behalf of State Street Bank and Trust Company as Trustee for JP Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates Series 1996-C2 (successor in interest to AMERSCO Capital Corporation) (Lender) related to (i) a certain Note in the original principal amount of $3,300,000.00 dated June 15, 1995 from Assignor to Lender and (ii) all other documents executed in connection with said Note. The Lender Escrows and the current balances held in such Lender Escrows are set forth in attached Exhibit C.

      4. Assignment. For good and valuable consideration received by Assignor the receipt and sufficiency of which is hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Contracts and the Lender Escrows.

      5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor under the Contracts which are applicable to the period and required to be performed from and after the date of this Assignment.

      6. Attorneys Fees. If either Assignee or Assignor or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.
      7. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      8. Counterparts. This Assignment may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

                                    ASSIGNOR:

                                    AMARILLO BELL ASSOCIATES, a Texas general partnership

                                      By: Amarillo G.C. Associates, Ltd., a Utah
                                          limited Partnership, its general
                                          partner

                                          By: /s/ H. Lewis Swain
                                              ------------------
                                          Name:  H. Lewis Swain
                                          Title: Vice President


                                          By: PAINEWEBBER INCOME PROPERTIES FIVE
                                              LIMITED PARTNERSHIP, a Delaware
                                              limited partnership, its General
                                              Partner

                                              By: FIFTH INCOME PROPERTIES FUND,
                                                  INC., a Delaware corporation,
                                                  its General Partner

                                                  By: /s/ Rock M. D'Errico
                                                      ---------------------
                                                  Name:  Rock M. D'Errico
                                                  Title:  Vice President

                                    ASSIGNEE:

                                    WRI/BELL PLAZA, INC., a Texas corporation


                                      By: /s/ M. Candace DuFour
                                          ---------------------
                                      Name: M. Candace DuFour
                                      Title: Vice President

                            INDEMNIFICATION AGREEMENT


      This Indemnification Agreement (this Agreement) is given as of this 14th day of June, 1999, by WRI/Bell Plaza, Inc., a Texas corporation (the Indemnitor) and Weingarten Realty Investors, a Texas real estate investment trust (Weingarten) for the benefit of Amarillo Bell Associates (Amarillo Bell), PaineWebber Income Properties Five Limited Partnership (PWIP5) and Amarillo G.C. Associates, Ltd. (Amarillo G.C.) (Amarillo Bell, PWIP5 and Amarillo G.C. are known hereafter collectively as the Indemnified Party).

      WHEREAS, Amarillo Bell, as Seller, and Weingarten, as Buyer, entered into that certain Purchase and Sale Agreement (the Purchase Agreement), dated as of April 9, 1999, concerning the sale and acquisition of certain property commonly referred to as Bell Plaza Shopping Center, located in Amarillo, Randall County, Texas and more particularly described on Exhibit A attached hereto and incorporated herein by reference (the Property); and

      WHEREAS, by Letter Notice dated as of June 2, 1999, Weingarten notified Amarillo Bell that Weingartens nominee under the Purchase Agreement would be Indemnitor; and

      WHEREAS, Weingarten owns one hundred percent (100%) of the stock of Indemnitor (the Indemnitors Stock); and

      WHEREAS, the Property is being sold to Indemnitor subject to that certain loan in the original principal amount of $3,300,000.00 from AMRESCO Capital Corporation (succeeded in interest by State Street Bank and Trust Company as Trustee for JP Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1996-C2) (Lender) to Amarillo Bell, as Borrower (the Existing Loan);

      WHEREAS, on the Closing Date (as defined in the Purchase Agreement) the Existing Loan is being assigned to and assumed by Indemnitor on the terms and provisions set forth in that certain Loan Assumption Agreement (the Assumption Agreement), dated of even date herewith, among Indemnitor, Amarillo Bell and Lender;

      WHEREAS, the Assumption Agreement provides that Lender releases the Indemnified Party from all obligations and liabilities under the Note, the Loan Documents and the Prior Guaranty (as such terms are defined in the Assumption Agreement) which accrue from and after the Effective Date (as such term is defined in the Assumption Agreement);

      WHEREAS, pursuant to Section 6.6 of the Purchase Agreement, the obligation of Amarillo Bell to close on the Closing Date is conditioned and contingent upon Amarillo Bell and Lender agreeing upon the form and substance of the assumption documents, and further, pursuant to Section 3.1, a portion of the Purchase Price is required to be paid by Buyers assumption and Lenders release of all of Sellers obligations under the Loan Documents (as such term in this instance is defined under the Purchase Agreement); and

      WHEREAS, in order to effect the full release of Seller with respect to obligations and liabilities arising and accruing under the Note, the Loan Documents and the Prior Guaranty prior to or simultaneously with the Effective Date, Indemnitor has agreed to deliver this Indemnity to the Indemnified Party.

      NOW THEREFORE, as a material inducement to Indemnified Party to consummate the sale of the Property to the Indemnitor, the undersigned agree as follows:

I. Indemnification. From and after the date hereof, Indemnitor agrees to indemnify, defend, and hold harmless Indemnified Party from and against all liabilities, claims, actions, losses, damages, costs and expenses, including, without limitation, reasonable attorneys fees, and expenses (including reasonable costs and fees associated with any appeals) (collectively, Losses) which Losses are threatened, incurred or suffered by Indemnified Party, or any Indemnified Party, based upon, arising out of, in connection with or by reason of any liability or obligation relating to the Note, the Loan Documents or the Prior Guaranty, arising or accruing with respect to any period prior to, simultaneously with or after the Effective Date; provided, however, that Indemnitor shall not indemnify, defend or hold harmless Indemnified Party, collectively or individually, for Losses threatened, incurred or suffered by Indemnified Party, collectively or individually, which arise as a direct result of (i) any material misstatement of fact made by Indemnified Party, collectively or individually, in the Note, the Loan Documents or the Prior Guaranty; (ii) any fraud committed by Indemnified Party, collectively or individually occurring on or before Effective Date; (iii) any misapplication or conversion of funds under the Note, the Loan Documents or the Prior Guaranty occurring on or before the Effective Date; or (iv) any gross negligence or willful misconduct of Indemnified Party, collectively or individually occurring on or before the Effective Date.

II. Covenant of Indemnitor. Indemnitor agrees not to incur any debt secured by the Property or Indemnitors Stock other than the Existing Loan, and further agrees not to incur any other debt except for trade payables or capitalized expenditures up to $1,200,000.00 in the ordinary course of business.

III. Subordination and Covenant of Weingarten.  Weingarten agrees to subordinate
(a) any loans made by Weingarten or any of its  affiliates to the  Indemnitor or
(b) other funds or securities of any kind contributed to the Indemnitor or the Property to any obligations to Indemnified Party arising under this Agreement. Weingarten further agrees not to sell transfer, pledge, assign, convey, encumber, hypothecate Indemnitors Stock.

IV. Weingarten Obligation. In the event, but only in the event, (i) Indemnitor breaches the covenant in Paragraph 2, above or (ii) Weingarten breaches the covenant in Paragraph 3, above (herein such breaches as described in Paragraphs 4(i) and 4(ii) shall be collectively called Triggering Events or individually called a Triggering Event), Weingarten agrees to assume at the time such Triggering Event occurs, without any further acts, Indemnitors obligations under this Agreement. Except for the covenants and agreements contained in Paragraph 3 above, Weingarten shall have no responsibility or liability under this Agreement, of any nature or to any extent, to Indemnified Party, collectively or individually, unless and until the occurrence of a Triggering Event.

V. Binding. This Agreement shall be binding and inures to the benefit of the parties hereto and their respective successors and assigns.

VI. Counterparts. This Agreement may be executed in more than one counterpart, all of which shall constitute one document.

                              DOCUMENT CONTINUES ON NEXT PAGE

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.


INDEMNITOR:                        WRI/BELL PLAZA, INC.



                                   By: /s/ M. Candace DuFour
                                       ---------------------
                                   Name: M. Candace DuFour
                                   Title: Vice President


                                   WEINGARTEN REALTY INVESTORS


                                   By: /s/ M. Candace DuFour
                                       ---------------------
                                   Name: M. Candace DuFour
                                   Title: Vice President

                                                  Cross Reference: Volume 1036,
                                                                       page 382
                                                  Randall County, Texas Records


                            LOAN ASSUMPTION AGREEMENT

      THIS LOAN ASSUMPTION AGREEMENT (this Agreement ) is made and entered into as of June 14, 1999 (the Effective Date ) by and between Amarillo Bell Associates, a Texas general partnership ( Prior Owner ); WRI/Bell Plaza, Inc., a Texas corporation ( Borrower ); and State Street Bank and Trust Company as Trustee for JP Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1996-C2 ( Lender ).

                                    RECITALS

      A. Prior Owner was the owner of certain property located at 5807 West 45th Avenue, Amarillo, Randall County, Texas, described on Exhibit A attached hereto and all other property, real and personal, encumbered by the Mortgage (as defined below) (all such property being, the Property ).

      B. Prior Owner was the maker of that certain Note dated June 15, 1995 in the original principal amount of Three Million Three Hundred Thousand Dollars ($3,300,000.00) and payable to the order of AMRESCO Capital Corporation ( Former Lender ) (the Note ) (the loan evidenced by the Note is herein referred to as the Loan ).

      C.    The Note is secured by:

            (1) that certain Mortgage, Deed of Trust and Security Agreement (the Mortgage ) dated June 15, 1995 executed by Prior Owner in favor of Former Lender conveying and encumbering the Property and recorded at Volume 1036, page 382 of the Official Records of Randall County, Texas (the Public Records );

            (2) that Assignment of Leases and Rents (the Assignment of Leases ) dated June 15, 1995, executed by Prior Owner to Former Lender, which is recorded under Clerk File No. 504947 at Volume 1630, page 403, of the Public Records;

            (3) that Tenant Improvement and Leasing Commissions Agreement (the TI Agreement ) dated June 15, 1995, executed by Prior Owner to Former Lender;

            (4) that Environmental Liabilities Agreement (the Environmental Agreement ) dated June 15, 1995 and delivered by Prior Owner for the benefit of Lender; and

            (5) that letter agreement (the Letter Agreement ) dated as of June 15, 1995 from Prior Owner to Former Lender, consented to by Prior Guarantor (as defined below), and agreed to by Former Lender (which Letter Agreement addresses circumstances in which Former Lender agreed to give written consent to a partial release of specified portions of the Property).

(The Note, the Mortgage, the Assignment of Leases, the TI Agreement, the Environmental Agreement, and the Letter Agreement are hereinafter referred to collectively as the Loan Documents or singularly as a Loan Document. )

      D. In addition to the Loan Documents, Prior Owner delivered, or caused to be delivered, to Former Lender that certain Guaranty (the Prior Guaranty ) dated June 15, 1995, executed by The Boyer Company, L.C. and Paine Webber Income Properties Five Limited Partnership (together, Prior Guarantor ), for the benefit of Former Lender.

      E. Borrower is as of the Effective Date executing and delivering, or is causing to be delivered, to Lender that certain Guaranty (the Guaranty ) executed and delivered by Weingarten Realty Investors, a real estate investment trust formed under the laws of the State of Texas ( New Guarantor ), for the benefit of Lender.

      F. Lender is the successor in interest to Former Lender in and to the Loan Documents.

      G. The Property is being conveyed by Prior Owner to Borrower as of the date of this Agreement, and as part of the consideration for such conveyance, Borrower will assume all the obligations under the Loan Documents and comply with all covenants and obligations contained in the Loan Documents.

      H. Lender will consent to the conveyance of the Property by Prior Owner to Borrower without declaring the indebtedness evidenced by the Note to be immediately due and payable provided Borrower assumes payment of the Note and performance of all other duties and obligations of Prior Owner as described in the Loan Documents and as hereinafter provided.

      I. In order to comply with the provisions of the Mortgage, Borrower and Prior Owner have requested Lender s consent to the transaction described in these recitations.

      J. Lender desires to give such consent in accordance with the terms of this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by the parties hereto each to the other and in consideration of the premises herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Loan Information. Lender represents and warrants that the principal balance outstanding under the Note as of the Effective Date is $3,112,584.57, interest has been paid through May 31, 1999, and that to Lender s actual knowledge, there is no Event of Default, or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Loan Documents. Lender reserves the right to declare any existing default which subsequently comes to the attention of Lender. All escrow deposits held by Lender in connection with the Loan Documents shall from and after the Effective Date be for the account of Borrower. Lender hereby confirms to and for the benefit of Borrower that to its actual knowledge, as of the Effective Date, the reserves being held by or on behalf of Lender pursuant to the Loan Documents are as follows:

      (i)   Tax reserve:                        $44,952.75
      (ii)  Insurance reserve:                  $14,764.48
      (iii) Replacement Escrow Fund:            $191,437.82
            (including deposit for tenant improvements and leasing commissions)

      2. Organization and Authority of Borrower. Borrower represents and warrants to Lender that Borrower is a Texas corporation, duly formed and validly existing under the laws of the state of its organization, and no proceeding is pending for the dissolution or annulment of Borrower, and all license and franchise taxes due and payable by Borrower have been paid in full. Borrower has the full power and authority to enter into and perform this Agreement and the execution, delivery and performance of this Agreement by Borrower (a) has been duly and validly authorized by all necessary action on the part of Borrower, (b) does not conflict with or result in a violation of Borrower s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Borrower is a party, and (c) does not conflict with or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Borrower is bound or to which it is a party.

      3. Consent of Lender. Lender hereby consents to the sale of the Property by Prior Owner to Borrower and agrees that such sale shall not constitute a default under the Loan Documents. Notwithstanding the foregoing, this consent to the transfer of the Property shall not be deemed to be a waiver of the right of the Lender under the Mortgage and otherwise in the Loan Documents to prohibit any future transfers of the Property or any interest therein or of the right of the Lender to deny consent to any such transaction in the future in accordance with the provisions of the Mortgage. From and after the Effective Date, references in the Loan Documents to Maker, Mortgagor, Debtor, Borrower, Assignor, or other similar references that prior to the Effective Date referred to Prior Owner shall refer to Borrower (with corresponding changes based on the provisions of this Agreement), and references in the Loan Documents to Guarantor or other similar references that prior to the Effective Date referred to Prior Guarantor shall refer to New Guarantor.

      4. Assumption and Ratification. Borrower hereby assumes and agrees to comply with all covenants and obligations contained in the Loan Documents, and from and after the Effective Date shall be bound by all the terms thereof. Without limiting the foregoing, Borrower hereby assumes and agrees to pay in full as and when due all payments, obligations and other indebtedness evidenced by the Note. As assumed hereby, the Loan Documents shall remain in full force and effect and all obligations, covenants, conditions, agreements, warranties, representations and other terms and provisions thereof, as amended hereby (including the amendment to references as provided in Section 3 above), are hereby ratified, confirmed, reaffirmed and republished, and are hereby incorporated by reference; provided, however, that (i) Borrower does not make any representation or warranty pertaining to Prior Owner, and (ii) all representations and warranties contained in the Environmental Agreement are qualified and limited to the best of Borrower s knowledge (without inquiry or investigation other than the Phase I Environmental Site, dated May 3, 1995, prepared by W.E.B. Environmental, Inc. [project no. 92395W][as amended by letter dated June 9, 1995] and the Phase I Environmental Site Assessment, Limited Asbestos Survey and Limited Phase II Assessment, dated May 19, 1999, prepared by Buchanan Environmental Associates, a true, correct, and complete copy of which has been provided by Borrower to Lender). Lender hereby forever releases and discharges Prior Owner and Prior Guarantor from any and all liability, obligation or duty under the Loan Documents and the Prior Guaranty arising from and after the Effective Date; provided, however, that Prior Owner and Prior Guarantor are not released or discharged from any liability, obligation or duty under the Loan Documents or the Prior Guaranty arising prior to or simultaneously with the assumption of the Loan by Borrower contained herein. Notwithstanding the foregoing, Lender releases Prior Owner from scheduled payments arising under the Note and due after the Effective Date.

      5. Representations and Warranties. Borrower does hereby make the following representations and warranties to Lender as of the Effective Date in order to induce Lender to enter into this Agreement, it being hereby acknowledged by Borrower that Lender is relying upon such representations and warranties as a material inducement to Lender s execution hereof:

            (a) Borrower represents and warrants that as of the Effective Date, to Borrower s actual knowledge, there is no Event of Default or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents.

            (b) Borrower has thoroughly read and reviewed the terms and provisions of this Agreement and is familiar with same, and Borrower has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by Borrower.

      6. Release of Claims. Except for (i) Lender s representations specifically made in this Agreement, and (ii) Lender s gross negligence or wilfull misconduct, Borrower, on behalf of itself and its successors and assigns (collectively and individually, Borrower Parties ), hereby fully, finally and completely RELEASE AND FOREVER DISCHARGE Lender, and its respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, Lender Parties ), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the Effective Date or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating to the Loan or the Loan Documents occurring on or before the Effective Date, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the Effective Date. The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the Effective Date. Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Lender contained herein and that they will receive no further consideration for such release. Borrower Parties represent and warrant to Lender that they have not heretofore assigned or transferred to any person or entity any matter released hereunder and Borrower Parties agree to indemnify, protect and hold the Lender Parties harmless from and against any and all claims based on or arising out of any such assignment or transfer.

      7. Default. Any default by Borrower in the performance of its obligations herein contained or any material inaccuracy in the representations and warranties made by Borrower herein shall constitute a default under the Loan Documents and shall entitle Lender to exercise all of its rights and remedies set forth in the Loan Documents.

      8. Lift of Bankruptcy Stay. Notwithstanding any provision in the Loan Documents to the contrary, in the event Borrower shall make application for or seek relief or protection under any of the sections or chapters of the United States Bankruptcy Code (the Code ), or in the event that any involuntary petition is filed against Borrower under any section of the Code, Borrower will not oppose Lender s application for immediate relief from any automatic stay imposed by Sec. 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender pursuant to the Loan Documents and as otherwise provided by law.

      9. Fees. Borrower and Lender have agreed that, simultaneously with the execution hereof, all fees, costs, and charges arising out of the consummation of this Agreement, including without limitation all reasonable attorneys fees, title company fees, title insurance premiums, recording costs, and other closing costs in connection with this Agreement are being paid by Borrower and/or Prior Owner and that Lender shall have no obligation whatsoever for payment thereof.

      10. No Offsets or Defenses. Borrower hereby acknowledges, confirms and warrants to Lender that as of the Effective Date, Borrower neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this agreement, the Note, the Mortgage or any other Loan Document or with respect to any of the indebtedness evidenced or secured thereby or with respect to the Property. In addition, Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists, Borrower hereby irrevocably and expressly waives the right to assert such matter.

      11. Confirmation. Except as specifically set forth herein, all other terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, the same being confirmed and republished hereby; and except as otherwise specifically set forth herein, the undersigned Borrower hereby assumes, affirms, reaffirms and republishes all of the warranties, covenants and agreements as set forth in the Loan Documents, as amended hereby.

      12. Usury Savings Clause. Notwithstanding anything to the contrary contained elsewhere in this Agreement, Borrower and Lender hereby agree that all agreements between them under this Agreement and with respect to the Loan, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Lender for the use, forbearance, or detention of the money loaned to Borrower, or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum rate of interest under applicable law (the Maximum Rate ). If from any circumstance whatsoever, fulfillment of any provisions of this Agreement at the time performance of such provisions shall be due shall involve transcending the limit of validity prescribed by law, then, automatically, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Lender should ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, such excessive interest shall be applied to the reduction of the principal amount owing with respect to the Loan or on account of the other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Loan and such other indebtedness, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan and other indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness is uniform throughout the actual term of the Loan or does not exceed the Maximum Rate throughout the entire term of the Loan, as appropriate. The terms and provisions of this Section 12 shall control every other provision of this Agreement and all other agreements between Borrower and Lender.

      13. Modifications, Waivers. No waiver, modification, amendment, discharge, or change of any of the Loan Documents shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, or change is sought.

      14. No Novation. THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE LOAN
DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF THE LENDER S LIENS IN ANY OF THE COLLATERAL SECURING THE EXISTING NOTE IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE MORTGAGE.

      15. Recitals True. Borrower and Lender each hereby approve the recitations set forth in the preamble of this Agreement and agree that, to their respective current knowledge, said recitations are true and correct in all respects.

      16. Notices. Lender and Borrower agree that any notice provisions contained in the Loan Documents are hereby modified as contained in this Section
16. Any notices required or permitted to be given under this Agreement or under the Loan Documents must be in writing and shall be sent to the address set forth below (or any other address which is provided by one party to the other by notice pursuant to the Mortgage) and must be given in the manner required by the Mortgage.


            If to Lender:

                  c/o AMRESCO Services, L.P.
                  235 Peachtree Street, N.E., Suite 900
                  Atlanta, Georgia 30303
                  Attention:  Servicing Department for Loan No. 739002500

            If to Borrower:

                  2600 Citadel Plaza Drive, Suite 300
                  Houston, Texas 77008
                  Attention:  General Counsel

      Each party to this Agreement may designate a change of address by notice given as required in the Mortgage.

      17. Severability. If all or any portion of any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not effect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein or therein.

      18. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

      19. Governing Law. The terms and conditions of this Agreement shall be governed by the applicable laws of the state in which the Property is located.

      20. Interpretation. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

      21. Amendment. The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by Borrower, Prior Owner, and Lender.

      22. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the modification of the Loan and fully supersedes all prior agreements and understanding between the parties pertaining to such subject matter.

      23. Successors and Assigns. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

      24. Trial By Jury Waiver. Borrower hereby irrevocably and unconditionally waives, and Lender by its acceptance of this AGREEMENT irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to the Loan, THIS AGREEMENT or the LOAN Documents.



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



      IN WITNESS WHEREOF, the parties hereto have all executed this Agreement under seal as of the day and year first hereinabove written.

                                     BORROWER:

                              WRI/Bell Plaza, Inc.


                             By: /s/ M. Candace DuFour
                                 ---------------------
                             Name:  M. Candace DuFour
                             Title:  Vice President


                                     PRIOR OWNER:

                             Amarillo Bell Associates, a Texas
                             general partnership

                               By:  Amarillo G.C. Associates, Ltd., a  Utah
                                    limited partnership, General Partner

                                    By: The Boyer Company, L.C., a Utah limited
                                        liability company, its General Partner


                                    By: /s/ H. Lewis Swain
                                        ------------------
                                    Name:  H. Lewis Swain
                                    Title:  Vice President


                                    By: Paine Webber Income Properties Five
                                        Limited Partnership, a Delaware limited
                                        partnership, General Partner

                                        By:  Fifth Income Properties Fund, Inc.,
                                             a Delaware corporation, its General
                                             Partner


                                             By: /s/ Rock M. D'Errico
                                                 --------------------
                                             Name: Rock M. D'Errico
                                             Title:  Vice President



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